UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-05436
                                                     --------------

                          Phoenix Multi-Portfolio Fund
        ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               56 Prospect Street
                               Hartford, CT 06115
        ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
        ------------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (302) 791-3197
                                                           ---------------

                   Date of fiscal year end: November 30, 2003
                                            -----------------

                   Date of reporting period: November 30, 2003
                                            -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


ANNUAL REPORT


[graphic omitted] NOVEMBER 30, 2003

[LOGO OMITTED]
ABERDEEN
Phoenix-Aberdeen International Fund

[LOGO OMITTED]
DUFF & PHELPS
Phoenix-Duff & Phelps
Real Estate Securities Fund

[LOGO OMITTED]
GOODWIN
Phoenix-Goodwin Emerging Markets Bond Fund
Phoenix-Goodwin Tax-Exempt Bond Fund


[GRAPHIC OMITTED]
Do you want to stop receiving fund documents by mail?

Go to PhoenixInfestments.com, log in and sign up for E-Delivery


[LOGO OMITTED]
PHOENIX INVESTMENT PARTNERS, LTD.
COMMITTED TO INVESTOR SUCCESS(SM)

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED]

      With this writing, events in the news continue to reflect regulatory concern regarding the business conduct of a few mutual fund companies. Your fund's management is continually re-evaluating all of our policies and procedures to ensure that we are not only compliant with regulatory standards, but also conforming to best practices that value your interests and help you invest wisely.

      I hope that you'll take time to review the activities and performance information included in this Phoenix Multi-Portfolio Fund annual report. We are continuing to witness new signs of life in the equity markets, and I am encouraged that our overall economy may be beginning a more rewarding period. Now is an opportune time for you to review your investments with your financial advisor to be sure your portfolio is best positioned to achieve long-term success.

      Keep in mind that finding the best balance of performance and protection requires discipline and diversification 1. Your investment in Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund and Phoenix-Goodwin Tax-Exempt Bond Fund may help you in this effort.

      To learn more about your investments, investing, and the latest industry news, visit PhoenixInvestments.com.

Sincerely,
/s/ PHILIP R. MC LOUGHLIN
Philip R. McLoughlin
Chairman, Phoenix Funds


DECEMBER 1, 2003


--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------


1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

TABLE OF CONTENTS

Phoenix-Aberdeen International Fund ......................................... 3
Phoenix-Duff & Phelps Real Estate Securities Fund ...........................14
Phoenix-Goodwin Emerging Markets Bond Fund ..................................23
Phoenix-Goodwin Tax-Exempt Bond Fund ........................................33
Notes to Financial Statements ...............................................42







This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

PHOENIX-ABERDEEN INTERNATIONAL FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Aberdeen International Fund is appropriate for investors seeking high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects, and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS ENDED NOVEMBER 30, 2003?

A: Over the Fund's fiscal year ended November 30, 2003, Class A rose 15.47%, Class B shares were up 14.55%, and Class C were up 14.94%. For the same period, the Fund's benchmark index, the MSCI EAFE Index 1, returned 24.75%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future performance.

      Performance has been disappointing during the period under review. It is our stated aim to invest in the best quality companies at the most attractive relative valuations. Unfortunately, we have been in a period during which poorer quality stocks (companies characterized in part with having poor management and highly leveraged balance sheets) have performed dramatically better than the quality companies that have demonstrated over the years that they can run their businesses effectively for shareholders. This divergence in performance has been particularly evident in Japan and Continental Europe and has been the main source of underperformance over the period.

Q: WHAT FACTORS AFFECTED INTERNATIONAL MARKETS DURING THIS 12-MONTH PERIOD?

A: International markets posted modest gains during the 12-month period under review, with most markets delivering returns of around 10% in local currency. However, with the sharp depreciation of the U.S. dollar against most major currencies (except the Asian currencies), the overall total return in U.S. dollar terms was boosted dramatically and outperformed the S&P 500(R) Index 2 over the same period.

      In early 2003, markets remained very volatile due to the build up and subsequent break out of hostilities in Iraq. But during April, the situation began to improve as hopes of a quick end to the conflict began to emerge, allowing equity markets some respite. However, the Asian markets were then rocked by the outbreak of the SARS (Severe Acute Respiratory Syndrome) virus, practically bringing the region to a complete standstill. Thankfully, after prompt action from the World Health Organization and regional governments, the outbreak was contained and the fears were short-lived prompting a resurgent rally in the Asian stock markets.

      Meanwhile, Central Banks continued to do all that they could to help stimulate what was, so far, a fragile economic recovery, by keeping interest rates as accommodative as possible. Both the Bank of England and the European Central Bank cut interest rates. These measures achieved the desired



1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX MEASURES FOREIGN
  STOCK FUND PERFORMANCE, WHICH INCLUDES NET DIVIDENDS REINVESTED. TOTAL RETURN FIGURES ARE NET OF FOREIGN WITHHOLDING TAXES. THE EAFE INDEX IS AN AGGREGATE OF 21 INDIVIDUAL COUNTRY INDEXES IN EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST.
2 THE S&P 500(R) INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET
  TOTAL RETURN PERFORMANCE.
  THE INDEXES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

effect of encouraging economic activity and equity markets reacted by pushing higher.

      With interest rates at historically low levels and economic indicators improving, cyclical stocks (with their leveraged balance sheets) performed particularly well. Moreover, technology stocks soared after a period of three years in the doldrums, with investors paying scant regard for the prices they were paying for them.

      The other main factor affecting international markets has been the economic performance of China and emerging market economies at large. China has been growing GDP in excess of 8% per year for a number of years with infrastructure spending rising dramatically and manufacturing growing strongly to meet export demand. This strong Chinese growth, coupled with a global economic improvement has seen commodity prices (including oil) and shipping rates soar, potentially raising the specter of inflation.

Q: WHAT CHANGES HAVE BEEN MADE TO THE FUND'S ASSET ALLOCATION?

A: The main change in asset allocation from 12 months ago is that the weighting in the U.K. equity market has been dramatically reduced due to concerns surrounding inflation, the extent of the government's budget deficit, and the required financing of that deficit. Indeed, the Bank of England has recently raised interest rates in order to try and slow down house price inflation and discourage consumers from taking on any more debt. Furthermore, a number of the larger U.K. companies generate considerable revenues from the U.S.; thus, any further weakness in the U.S. dollar versus sterling may put pressure on some of the earnings forecasts for these companies in 2004.

      The balance has been reinvested primarily into Brazil and Mexico with the remainder going to the Asian Markets. Valuations and growth prospects of companies in these areas have been and continue to offer some of the best opportunities in the world today. Strong demand from both the U.S. and China has given rise to increased jobs in these regions, benefiting both export and consumer demand. Some of the best gains in the period under review were to be found in these areas with the U.K. being one of the worst performing markets in U.S. dollars.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE INTERNATIONAL MARKETS?

A: Clearly, international markets will be impacted by events in the U.S. and potentially China. The U.S. economy has continued to show positive signs of recovery, benefiting from an improvement in consumer confidence, helped by the U.S. Federal Reserve Board that has kept monetary policy very easy. Lower interest rates have helped homeowners to refinance their mortgages putting extra dollars in their pockets and the government has aided the recovery by providing one time child-care tax credit rebate checks for U.S. families.

We recognize that these factors have led to a significant improvement in sentiment. But, we remain guarded from becoming euphoric and accepting that we are entering a new sustainable bull market for equities. Certainly the "twin deficits" situation (current account and fiscal) will not be resolved overnight and the U.S. consumer must address the imbalance between consuming and saving. With the fall in the U.S. dollar expected to continue (albeit at slower rate of decline), despite strong growth in the U.S., it will become harder for the rest of the world to finance these deficits as the return achieved from U.S. dollar assets diminishes in local currency terms.

      We expect the European economies to muddle along as they are currently doing, but any signs of sharp depreciation of the U.S. dollar versus the Euro could have negative implications for European exporting companies and squash the export-led recovery in Europe. The situation in Japan is similar to that within Europe, with Japan having managed seven consecutive quarters of positive nominal GDP and there are tentative signs of restructuring at the corporate level. Japanese companies have also benefited from the rapid economic growth we have seen from China as it ships goods to meet final demand and as it builds plants for production, taking advantage of lower labor costs. The Central Bank of Japan has also intimated that it will keep trying to support the Yen at current levels for fear of destabilizing the modest export-led recovery.

      The potential for the rapidly growing economy of China, the most populated country on the planet, is the other main source of investor interest in the world today. We remain encouraged by the growth in Asian markets as a whole as they benefit from transference of jobs and demand for goods from the Western world. What is even more encouraging for this region is that domestic savings have risen over the past five years helping the economies to be less reliant upon exports, potentially reducing the risks of investing in these areas (from a currency angle) as they become less reliant on foreign fund flows.

      Indeed, foreign reserves in countries such as China and India have increased spectacularly over the past few years. Asian companies have also restructured over the past six years, after the Asian crisis of 1997, so much so that dividend payments have increased dramatically, representing a way of paying back investors who are the ultimate owners of the business. Balance sheets have also improved considerably as companies focus more on return on capital as opposed to borrowing for the sake of borrowing regardless of return and the effect that may have (both positive and negative) on shareholders money.

      However, with corporate governance remaining a key issue with Chinese companies, we have a preference for other markets within the Asian region, through companies that can benefit from intra regional demand as well as Chinese demand. Moreover, there are signs that the Chinese economy may be overheating and the banking system remains embroiled in bad debt and a cause for concern. The Central Bank has recently tightened monetary policy to cool things off, but we still expect strong growth in 2004 helping to benefit Asia at large.

      Overall we are cautiously optimistic for the prospects of the global economy in 2004, but do not expect to see the same levels of returns from equities as we have for the past 12 months. Valuations remain favorable for equities versus bonds, but we believe that current valuations on stock prices at large generally reflect an improving economy going into 2004. Given that there are still serious imbalances in the global economy we retain a more defensive portfolio, seeking new and retaining existing investments in some of the more peripheral markets in the world to seek out opportunities at the stock level.

                                                                DECEMBER 1, 2003


THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

Phoenix-Aberdeen International Fund

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS 1                        PERIODS ENDING 11/30/03
--------------------------------------------------------------------------------

                                                                                          INCEPTION     INCEPTION
                                                      1 YEAR      5 YEARS     10 YEARS   TO 11/30/03      DATE
                                                     --------    ---------   ---------- -------------  -----------
        Class A Shares at NAV 2                        15.47%      (3.65)%      4.75%          --               --
        Class A Shares at POP 3                         8.83       (4.78)       4.13           --               --

        Class B Shares at NAV 2                        14.55       (4.35)         --         2.77%         7/15/94
        Class B Shares with CDSC 4                     10.55       (4.35)         --         2.77          7/15/94

        Class C Shares at NAV 2                        14.94          --          --        (5.31)         3/30/99
        Class C Shares with CDSC 4                     14.94          --          --        (5.31)         3/30/99

        Morgan Stanley Capital
           International EAFE Index 7                  24.75       (0.47)       4.72       Note 5           Note 5

        S&P 500(R) Index 8                             15.13       (0.46)      10.67       Note 6           Note 6


--------------------------------------------------------------------------------
  GROWTH OF $10,000                                        PERIODS ENDING 11/30
--------------------------------------------------------------------------------

9 This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/93 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:




         Phoenix-Aberdeen        MORGAN STANLEY
        International Fund   CAPITAL INTERNATIONAL          S&P 500(R)
            Class A 9              EAFE INDEX 7              Index 8

11/30/93   $ 9,425.00              $10,000.00              $10,000.00
11/30/94    10,666.47               11,513.55               10,108.14
11/30/95    11,105.59               12,423.08               13,848.25
11/29/96    13,219.04               13,925.06               17,728.05
11/28/97    14,303.71               13,907.60               22,797.87
11/30/98    18,046.37               16,240.47               28,210.30
11/30/99    21,514.37               19,720.56               34,140.32
11/30/00    18,941.13               17,855.44               32,685.64
11/30/01    14,457.15               14,486.13               28,687.20
11/29/02    12,978.57               12,717.51               23,947.21
11/28/03    14,986.51               15,864.46               27,569.86


--------------------------------------------------------------------------------
  COUNTRY WEIGHTINGS                                                   11/30/03
--------------------------------------------------------------------------------

As a percentage of equity holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Japan             23%
United Kingdom    13
France            10
South Korea        9
Hong Kong          6
Singapore          6
Netherlands        6
Other             27


1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 3.30% for Class B (since 6/30/94) and (1.63)% for Class C
  (since 3/31/99), respectively.

6 Index performance is 11.41% for Class B (since 7/15/94) and (2.93)% for Class
  C (since 3/30/99), respectively.

7 The Morgan Stanley Capital International (MSCI) EAFE Index measures foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE Index is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand, and the Far East. The index's performance does not reflect sales charges.

8 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

All returns represent past performance which is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Phoenix-Aberdeen International Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

 1. Samsung Electronics Co. Ltd. Pfd.            4.1%
 2. Sainsbury (J) plc                            3.2%
 3. City Developments Ltd.                       3.1%
 4. Valeo SA                                     3.0%
 5. Oversea-Chinese Banking Corp. Ltd.           2.9%
 6. Metro AG                                     2.6%
 7. Kookmin Bank ADR                             2.5%
 8. Schneider Electric SA                        2.5%
 9. Aventis SA                                   2.5%
10. NTT DoCoMo, Inc.                             2.4%
--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 2003


                                                       SHARES       VALUE
                                                     ----------  -----------

FOREIGN COMMON STOCKS--96.1%

AUSTRALIA--1.2%
QBE Insurance Group Ltd. (Property &
Casualty Insurance) ...............................     100,000  $   737,348

BELGIUM--1.6%
Interbrew (Brewers) ...............................      40,000      987,749

BRAZIL--3.7%
Petroleo Brasileiro SA ADR (Integrated Oil & Gas) .      60,000    1,351,200

Unibanco-Uniao de Bancos Brasileiros SA GDR
(Diversified Banks) ...............................      37,000      855,070
                                                                 -----------
                                                                   2,206,270
                                                                 -----------

FINLAND--1.8%
Stora Enso Oyj Class R (Paper Products) ...........      80,000    1,076,934

FRANCE--9.7%
Aventis SA (Pharmaceuticals) ......................      26,000    1,500,683
Schneider Electric SA (Industrial Machinery) ......      24,500    1,509,554
Total SA (Integrated Oil & Gas) ...................       6,000      969,528
Valeo SA (Auto Parts & Equipment) .................      47,000    1,828,235
                                                                 -----------
                                                                   5,808,000
                                                                 -----------

GERMANY--2.6%
Metro AG (Department Stores) ......................      36,600    1,566,278

HONG KONG--6.0%
China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services) .......................     410,000    1,187,823

Giordano International Ltd. (Apparel Retail) .....    2,599,000    1,154,544
Swire Pacific Ltd. Class B (Multi-Sector Holdings)    1,307,500    1,254,248
                                                                 -----------
                                                                   3,596,615
                                                                 -----------

ITALY--2.3%
ENI SpA (Integrated Oil & Gas) ....................      80,000    1,363,669



                                                       SHARES       VALUE
                                                     ----------  -----------

JAPAN--22.6%
Canon, Inc. (Office Electronics) ..................      22,000  $ 1,016,436
Fuji Photo Film Co. Ltd. (Photographic Products) ..      43,000    1,217,130
Honda Motor Co. Ltd. (Automobile Manufacturers) ...      20,900      854,931
Kao Corp. (Household Products) ....................      67,000    1,367,285
Mabuchi Motor Co. Ltd. (Industrial Machinery) .....      11,200      807,889

Nippon Television Network Corp. (Broadcasting &
Cable TV) .........................................       8,000    1,189,189

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) .........................................         670    1,443,755

Orix Corp. (Consumer Finance) .....................      13,500      989,819
Rohm Co. Ltd. (Semiconductors) ....................       7,700      900,630
Shin-Etsu Chemical Co. Ltd. (Diversified Chemicals)      28,000    1,032,871
Takeda Chemical Industries Ltd. (Pharmaceuticals) .      35,000    1,342,221
Uni-Charm Corp. (Household Products) ..............      16,000      764,061

Yamanouchi Pharmaceutical Co. Ltd. (Health Care
Supplies) .........................................      23,000      661,523
                                                                 -----------
                                                                  13,587,740
                                                                 -----------

LUXEMBOURG--1.8%
Arcelor (Steel) ...................................      66,873    1,084,596

MEXICO--2.2%
Telefonos de Mexico SA de C.V. ADR Series L
(Integrated Telecommunication Services) ...........      40,000    1,323,600

NETHERLANDS--5.9%
IHC Caland NV (Oil & Gas Equipment & Services) ....      26,000    1,215,507
ING Groep NV (Other Diversified Financial Services)      42,413      908,537
TPG NV (Air Freight & Couriers) ...................      66,000    1,424,085
                                                                 -----------
                                                                   3,548,129
                                                                 -----------

SINGAPORE--6.0%
City Developments Ltd. (Real Estate Management &
Development) ......................................     533,000    1,855,075

Oversea-Chinese Banking Corp. Ltd. (Diversified
Banks) ............................................     251,000    1,732,621
                                                                 -----------
                                                                   3,587,696
                                                                 -----------

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                                                       SHARES       VALUE
                                                     ----------  -----------

SOUTH KOREA--4.7%
Kookmin Bank ADR (Diversified Banks) ..............      42,700  $ 1,515,850

KT Corp. ADR (Integrated Telecommunication
Services) .........................................      67,000    1,289,750
                                                                 -----------
                                                                   2,805,600
                                                                 -----------

SPAIN--2.2%
Altadis SA (Tobacco) ..............................      50,000    1,334,780

SWEDEN--4.3%
Nordea AB (Diversified Banks) .....................     117,000      774,210

Svenska Handelsbanken AB Class A (Diversified
Banks) ............................................      35,000      646,167

Volvo AB Class B (Construction, Farm Machinery &
Heavy Trucks) .....................................      40,000    1,156,683
                                                                 -----------
                                                                   2,577,060
                                                                 -----------

SWITZERLAND--4.9%
Novartis AG Registered Shares (Pharmaceuticals) ...      31,000    1,309,332

Swiss Re Registered Shares (Property & Casualty
Insurance) ........................................      19,200    1,192,648

Zurich Financial Services AG (Property & Casualty
Insurance)(b) .....................................       3,400      437,914
                                                                 -----------
                                                                   2,939,894
                                                                 -----------

UNITED KINGDOM--12.6%
AstraZeneca plc (Pharmaceuticals) .................      27,400    1,243,612
BP plc (Integrated Oil & Gas) .....................     180,000    1,256,105
British American Tobacco plc (Tobacco) ............      59,000      740,240
Cadbury Schweppes plc (Packaged Foods & Meats) ....     157,000    1,000,421
HSBC Holdings plc (Diversified Banks) .............      46,500      704,570
Sainsbury (J) plc (Food Retail) ...................     374,500    1,933,882
Weir Group plc (The) (Industrial Machinery) .......     150,000      704,286
                                                                 -----------
                                                                   7,583,116
                                                                 -----------

----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $53,629,762)                                     57,715,074
----------------------------------------------------------------------------


                                                       SHARES       VALUE
                                                     ----------  -----------

FOREIGN PREFERRED STOCKS--4.1%

SOUTH KOREA--4.1%
Samsung Electronics Co. Ltd. Pfd. (Semiconductors)       12,200  $ 2,486,585
----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $862,226)                                         2,486,585
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $54,491,988)                                     60,201,659(a)

Other assets and liabilities, net--(0.2)%                           (131,088)
                                                                 -----------
NET ASSETS--100.0%                                               $60,070,571
                                                                 ===========

(a)Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,750,503 and gross depreciation of $4,926,279 for federal income tax purposes. At November 30, 2003, the aggregate cost of securities for federal income tax purposes was $55,377,435.
(b)Non-income producing.

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Couriers .........................................          2.4%
Apparel Retail .................................................          1.9
Auto Parts & Equipment .........................................          3.0
Automobile Manufacturers .......................................          1.4
Brewers ........................................................          1.6
Broadcasting & Cable TV ........................................          2.0
Construction, Farm Machinery & Heavy Trucks ....................          1.9
Consumer Finance ...............................................          1.7
Department Stores ..............................................          2.6
Diversified Banks ..............................................         10.4
Diversified Chemicals ..........................................          1.7
Food Retail ....................................................          3.2
Health Care Supplies ...........................................          1.1
Household Products .............................................          3.5
Industrial Machinery ...........................................          5.0
Integrated Oil & Gas ...........................................          8.2
Integrated Telecommunication Services ..........................          4.3%
Multi-Sector Holdings ..........................................          2.1
Office Electronics .............................................          1.7
Oil & Gas Equipment & Services .................................          2.0
Other Diversified Financial Services ...........................          1.5
Packaged Foods & Meats .........................................          1.7
Paper Products .................................................          1.8
Pharmaceuticals ................................................          9.0
Photographic Products ..........................................          2.0
Property & Casualty Insurance ..................................          3.9
Real Estate Management & Development ...........................          3.1
Semiconductors .................................................          5.6
Steel ..........................................................          1.8
Tobacco ........................................................          3.5
Wireless Telecommunication Services ............................          4.4
                                                                        -----
                                                                        100.0%
                                                                        =====


                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2003

ASSETS
Investment securities at value
   (Identified cost $54,491,988)                                   $ 60,201,659
Receivables
   Dividends                                                            134,128
   Investment securities sold                                            28,383
   Tax reclaims                                                          42,912
   Fund shares sold                                                       8,206
Prepaid expenses                                                          1,060
                                                                   ------------
     Total assets                                                    60,416,348
                                                                   ------------
LIABILITIES
Cash overdraft                                                          109,153
Payables
   Fund shares repurchased                                               34,847
   Transfer agent fee                                                    75,661
   Investment advisory fee                                               36,915
   Professional fee                                                      32,243
   Distribution and service fees                                         17,472
   Financial agent fee                                                    6,432
   Trustees' fee                                                          2,210
   Payable to adviser                                                       150
Accrued expenses                                                         30,694
                                                                   ------------
     Total liabilities                                                  345,777
                                                                   ------------
NET ASSETS                                                         $ 60,070,571
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 91,263,704
Undistributed net investment income                                     418,213
Accumulated net realized loss                                       (37,329,699)
Net unrealized appreciation                                           5,718,353
                                                                   ------------
NET ASSETS                                                         $ 60,070,571
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $51,664,148)                   6,292,927
Net asset value per share                                                 $8.21
Offering price per share $8.21/(1-5.75%)                                  $8.71

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $7,377,271)                      975,790
Net asset value and offering price per share                              $7.56

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,029,152)                      136,557
Net asset value and offering price per share                              $7.54


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2003

INVESTMENT INCOME
Dividends                                                           $ 1,892,682
Interest                                                                  9,311
Foreign taxes withheld                                                 (202,510)
                                                                    -----------
     Total investment income                                          1,699,483
                                                                    -----------
EXPENSES
Investment advisory fee                                                 436,785
Service fees, Class A                                                   124,654
Distribution and service fees, Class B                                   74,291
Distribution and service fees, Class C                                    9,475
Financial agent fee                                                      74,273
Transfer agent                                                          315,363
Custodian                                                                54,129
Registration                                                             40,074
Professional                                                             35,007
Printing                                                                 32,768
Trustees                                                                 30,456
Miscellaneous                                                            13,835
                                                                    -----------
     Total expenses                                                   1,241,110
                                                                    -----------
NET INVESTMENT INCOME                                                   458,373
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized loss on securities                                      (7,715,064)
Net realized loss on foreign
   currency transactions                                                (40,159)
Net change in unrealized appreciation
   (depreciation) on investments                                      15,763,279
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                    (3,389)
                                                                    -----------
NET GAIN ON INVESTMENTS                                               8,004,667
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 8,463,040
                                                                    ===========


                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                        Year Ended      Year Ended
                                                                                                         11/30/03        11/30/02
                                                                                                       ------------    ------------
FROM OPERATIONS
   Net investment income (loss)                                                                        $    458,373    $     52,722
   Net realized gain (loss)                                                                              (7,755,223)    (11,064,119)
   Net change in unrealized appreciation (depreciation)                                                  15,759,890       3,698,882
                                                                                                       ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                            8,463,040      (7,312,515)
                                                                                                       ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (6,742,357 and 5,703,594 shares, respectively)                          46,178,614      42,194,763
   Cost of shares repurchased (7,796,692 and 7,674,772 shares, respectively)                            (54,166,049)    (57,767,489)
                                                                                                       ------------    ------------
Total                                                                                                    (7,987,435)    (15,572,726)
                                                                                                       ------------    ------------
CLASS B
   Proceeds from sales of shares (353,591 and 182,349 shares, respectively)                               2,308,940       1,295,670
   Cost of shares repurchased (675,869 and 511,224 shares, respectively)                                 (4,419,129)     (3,614,367)
                                                                                                       ------------    ------------
Total                                                                                                    (2,110,189)     (2,318,697)
                                                                                                       ------------    ------------
CLASS C
   Proceeds from sales of shares (151,495 and 173,231 shares, respectively)                                 972,915       1,165,589
   Cost of shares repurchased (169,875 and 214,513 shares, respectively)                                 (1,080,471)     (1,475,330)
                                                                                                       ------------    ------------
Total                                                                                                      (107,556)       (309,741)
                                                                                                       ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                            (10,205,180)    (18,201,164)
                                                                                                       ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                                 (1,742,140)    (25,513,679)

NET ASSETS
   Beginning of period                                                                                   61,812,711      87,326,390
                                                                                                       ------------    ------------

   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $418,213 AND $0, RESPECTIVELY]      $ 60,070,571    $ 61,812,711
                                                                                                       ============    ============

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                          CLASS A
                                                                 ---------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                 ---------------------------------------------------------
                                                                   2003        2002        2001        2000         1999
Net asset value, beginning of period                               $7.11      $ 7.92      $11.39      $15.33       $15.98
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                  0.06        0.02       (0.01)      (0.03)        0.04
   Net realized and unrealized gain (loss)                          1.04       (0.83)      (2.45)      (1.35)        2.49
                                                                   -----      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.10       (0.81)      (2.46)      (1.38)        2.53
                                                                   -----      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --          --       (0.13)       (0.07)
   Distributions from net realized gains                              --          --       (1.01)      (2.43)       (3.11)
                                                                   -----      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                              --          --       (1.01)      (2.56)       (3.18)
                                                                   -----      ------      ------      ------       ------
Change in net asset value                                           1.10       (0.81)      (3.47)      (3.94)       (0.65)
                                                                   -----      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                     $8.21      $ 7.11      $ 7.92      $11.39       $15.33
                                                                   =====      ======      ======      ======       ======
Total return(2)                                                    15.47%     (10.23)%    (23.67)%    (11.96)%      19.22%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $51,664     $52,234     $73,833    $115,219     $151,016

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.02%       1.90 %      1.81 %      1.65 %       1.53%
   Net investment income (loss)                                     0.90%       0.19 %     (0.10)%     (0.18)%       0.27%
Portfolio turnover                                                    38%         33 %        76 %        86 %         77%


                                                                                          CLASS B
                                                                 ---------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                 ---------------------------------------------------------
                                                                   2003        2002        2001        2000         1999
Net asset value, beginning of period                               $6.60      $ 7.40      $10.78      $14.64       $15.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                  0.01       (0.04)      (0.08)      (0.13)       (0.07)
   Net realized and unrealized gain (loss)                          0.95       (0.76)      (2.29)      (1.27)        2.40
                                                                   -----      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.96       (0.80)      (2.37)      (1.40)        2.33
                                                                   -----      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --          --       (0.03)       (0.02)
   Distributions from net realized gains                              --          --       (1.01)      (2.43)       (3.11)
                                                                   -----      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                              --          --       (1.01)      (2.46)       (3.13)
                                                                   -----      ------      ------      ------       ------
Change in net asset value                                           0.96       (0.80)      (3.38)      (3.86)       (0.80)
                                                                   -----      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                     $7.56      $ 6.60      $ 7.40      $10.78       $14.64
                                                                   =====      ======      ======      ======       ======
Total return(2)                                                    14.55%     (10.81)%    (24.24)%    (12.67)%      18.45 %

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $7,377      $8,562     $12,047     $19,922      $23,694

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.78%       2.65 %      2.56 %      2.40 %       2.29 %
   Net investment income (loss)                                     0.14%      (0.56)%     (0.85)%     (0.93)%      (0.51)%
Portfolio turnover                                                    38%         33 %        76 %        86 %         77 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                         CLASS C
                                                                  -----------------------------------------------------
                                                                                                               FROM
                                                                             YEAR ENDED NOVEMBER 30          INCEPTION
                                                                  ------------------------------------------ 3/30/99 TO
                                                                   2003        2002        2001        2000   11/30/99
Net asset value, beginning of period                               $6.56      $ 7.37      $10.74      $14.65    $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                  0.01       (0.04)      (0.07)      (0.13)    (0.08)
   Net realized and unrealized gain (loss)                          0.97       (0.77)      (2.29)      (1.26)     1.93
                                                                   -----      ------      ------      ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.98       (0.81)      (2.36)      (1.39)     1.85
                                                                   -----      ------      ------      ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --          --       (0.09)    (0.02)
   Distributions from net realized gains                              --          --       (1.01)      (2.43)       --
                                                                   -----      ------      ------      ------    ------
     TOTAL DISTRIBUTIONS                                              --          --       (1.01)      (2.52)    (0.02)
                                                                   -----      ------      ------      ------    ------
Change in net asset value                                           0.98       (0.81)      (3.37)      (3.91)     1.83
                                                                   -----      ------      ------      ------    ------
NET ASSET VALUE, END OF PERIOD                                     $7.54      $ 6.56      $ 7.37      $10.74    $14.65
                                                                   =====      ======      ======      ======    ======
Total return(2)                                                    14.94%     (10.99)%    (24.23)%    (12.63)%   14.41 %(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,029      $1,017      $1,446      $2,037    $1,137

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.78%       2.65 %      2.56 %      2.40 %    2.30 %(3)
   Net investment income (loss)                                     0.14%      (0.56)%     (0.81)%     (0.90)%   (0.85)%(3)
Portfolio turnover                                                    38%         33 %        76 %        86 %      77 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S SENIOR PORTFOLIO MANAGER, MICHAEL SCHATT, AND PORTFOLIO MANAGER, GEOFFREY DYBAS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Duff & Phelps Real Estate Securities Fund is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The Fund has an objective of capital appreciation and income with approximately equal emphasis. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the values of properties owned, dependency on management skills, and liquidity risks similar to those associated with small-company investing.

Q: HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS ENDED NOVEMBER 30, 2003?

A: As of the fiscal year ended November 30, 2003, the Fund did well against its benchmark. Class A shares rose 34.81% and Class B shares were up 33.76%. For the same period, the Fund's benchmark index, the NAREIT Index 1, returned 33.48%. From an inception date of July 25, 2003 through November 30, 2003, Class C shares returned 13.03%. For the period of time from July 31, 2003 through November 30, 2003, the NAREIT Index returned 10.45%. These comparisons are based on fund performance net of expenses versus a gross number for the benchmark. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future performance.

      The Fund ended the period with favorable one-year, three-year, and five-year track records as noted in the table.

                                                                 PHOENIX-
                                                               DUFF & PHELPS
                                                                REAL ESTATE
                  PHOENIX-                                    SECURITIES FUND
               DUFF & PHELPS-                                     CLASS A
                 REAL ESTATE        NAREIT       LIPPER PEER    LIPPER PEER
               SECURITIES FUND       INDEX         GROUP**        GROUP**
                   CLASS A        BENCHMARK 1     AVERAGE       PERCENTILE
-----------------------------------------------------------------------------

 1 Year*
 Performance        34.81%           33.48%         33.97%          36%
-----------------------------------------------------------------------------

 3 Year Ann.*
 Performance        18.39%           18.82%         17.09%          24%
-----------------------------------------------------------------------------

 5 Year Ann.*
 Performance        16.41%           12.99%         13.02%          5%

*  PERIODS ENDED NOVEMBER 30, 2003.
** LIPPER REAL ESTATE FUNDS. ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF
   DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERCENTILE REFLECTS THE PERCENTAGE RANKING OF PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND CLASS A PERFORMANCE AS COMPARED TO THE LIPPER PEER GROUP.





1 THE NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF REIT PERFORMANCE.
2 THE S&P 500(R) INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
3 THE RUSSELL 2000 INDEX (SMALL CAP) IS A BROAD MEASURE OF SMALL STOCK PERFORMANCE CONSISTING OF THE LARGEST CAPITALIZATION AMERICAN STOCKS EXCEPT THE LARGEST 1,000.
4 THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKETS AND SMALL CAP STOCKS.
THESE INDEXES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENTS.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THIS 12-MONTH
PERIOD?

A: Diversification and longer lease duration continued to help us outperform our benchmark. Among the larger property sectors, we were overweight in regional malls and shopping centers and underweight in office and apartments. Both of the retail sectors noted offer longer lease duration, rely on the strength of the consumer as opposed to the corporate customer, and have an opportunity to capitalize on more interest expense savings. All of these themes were sound and were rewarded this past year.

      We believe consistency is the key to long-term superior performance. The same team has been managing the Fund for over six years and has maintained the same philosophy, style, process and discipline throughout this time.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE REIT MARKET?

A: Over the long-term, approximately two-thirds of the performance in the NAREIT Index has been derived from income. We expect that to continue in the future. The NAREIT Index dividend yield at November 30, 2003, was 5.66%. We anticipate this yield combined with mid-single digit earnings growth in 2004 will lead us to mid-upper single digit performance.

      As always the additional benefit of REITs in a diversified investment portfolio is risk reduction, as measured by a low correlation with other investment classes and a lower standard deviation. Investors continue to recognize this core attribute as they add income to their portfolios.

      The NAREIT Index has performed well versus the S&P 500(R) Index 2, Russell 2000 Index 3 and NASDAQ Index 4 for 1, 3, 5, and 10 year periods while maintaining a lower standard deviation.

                                                                    STANDARD
                   1 YEAR*     3 YEAR*     5 YEAR*    10 YEAR*      DEVIATION
-----------------------------------------------------------------------------

 NAREIT
 Index
 Benchmark 1       33.48%      18.82%      12.99%      11.65%          11.82%
-----------------------------------------------------------------------------

 S&P 500(R)
 Index 2           15.13%      -5.52%      -0.46%      10.67%          15.73%
-----------------------------------------------------------------------------

 Russell 2000
 Index 3           36.29%       8.50%       7.99%       9.62%          19.67%
-----------------------------------------------------------------------------

 NASDAQ
 Composite
 Index 4           32.56%      -8.97%       0.10%      10.02%          28.69%


* PERIODS ENDED NOVEMBER 30, 2003.

      As noted earlier in this discussion, the Fund's Class C shares have outperformed the benchmark since inception. Likewise, from an inception date of March 1, 1995 through November 30, 2003, Class A shares returned 14.59% and Class B shares returned 13.73% versus a benchmark return of 13.00% for the period of time from February 28, 1995 through November 30, 2003.


                                                                DECEMBER 1, 2003


THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

Phoenix-Duff & Phelps Real Estate Securities Fund

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS 1                        PERIODS ENDING 11/30/03
--------------------------------------------------------------------------------


                                                                     INCEPTION       INCEPTION
                                             1 YEAR      5 YEARS    TO 11/30/03         DATE
                                            --------    ---------   ----------      ------------
        Class A Shares at NAV 2              34.81%       16.41%       14.59%          3/1/95
        Class A Shares at POP 3              27.06        15.04        13.82           3/1/95

        Class B Shares at NAV 2              33.76        15.53        13.73           3/1/95
        Class B Shares with CDSC 4           29.76        15.53        13.73           3/1/95

        Class C Shares at NAV 2                 --           --        13.03          7/25/03
        Class C Shares at CDSC 4                --           --        12.03          7/25/03

        NAREIT Index 7                       33.48        12.99       Note 5           Note 5

        S&P 500(R) Index 8                   15.13        (0.46)      Note 6           Note 6


--------------------------------------------------------------------------------
  GROWTH OF $10,000                                        PERIODS ENDING 11/30
--------------------------------------------------------------------------------


9 This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on difference in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           Phoenix-Duff &        Phoenix-Duff &
         Phelps Real Estate    Phelps Real Estate
          Securities Fund      Securities Fund         NAREIT     S&P 500(R)
             Class A 9             Class B 9           Index 7      Index 8
         ------------------    -------------------   ----------   ----------
3/1/95      $ 9,425.00           $10,000.00          $10,000.00   $10,000.00
11/30/95     10,354.85            10,921.40           10,903.00    12,710.67
11/29/96     13,378.61            14,006.49           14,087.45    16,271.76
11/28/97     17,584.94            18,270.25           18,275.16    20,925.12
11/30/98     14,521.54            14,979.89           15,831.31    25,892.94
11/30/99     13,841.15            14,173.84           14,267.62    31,335.83
11/30/00     18,705.09            18,999.37           17,376.56    30,000.65
11/30/01     20,548.42            20,726.05           20,686.60    26,330.67
11/29/02     23,023.85            23,053.17           21,837.69    21,980.05
11/28/03     31,037.77            30,835.98           29,149.47    25,305.11


--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                    11/30/03
--------------------------------------------------------------------------------
As a percentage of equity holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Regional Malls    22%
Shopping Centers  21
Office            18
Apartments        13
Industrial        9
Diversified       8
Health Care       3
Other             6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 13.00% for Class A and Class B (since 3/1/95) and 10.63% for Class C (since 7/25/03), respectively.

6 Index performance is 11.19% for Class A and Class B (since 3/1/95) and 6.66% for Class C (since 7/25/03), respectively.

7 The NAREIT (National Association of Real Estate Investment Trust) Index is an unmanaged, commonly used measure of REIT performance. The index's performance does not reflect sales charges.

8 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

All returns represent past performance which is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Phoenix-Duff & Phelps Real Estate Securities Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Chelsea Property Group, Inc.                 6.6%
 2. General Growth Properties, Inc.              6.4%
 3. Simon Property Group, Inc.                   5.1%
 4. CBL & Associates Properties, Inc.            5.1%
 5. Vornado Realty Trust                         4.6%
 6. CenterPoint Properties Trust                 4.5%
 7. Developers Diversified Realty Corp.          4.5%
 8. Macerich Co. (The)                           4.2%
 9. Pan Pacific Retail Properties, Inc.          3.8%
10. ProLogis                                     3.7%
--------------------------------------------------------------------------------


                        INVESTMENTS AT NOVEMBER 30, 2003


                                                        SHARES      VALUE
                                                        -------  -----------


COMMON STOCKS--95.6%

REAL ESTATE INVESTMENT TRUSTS--95.6%

DIVERSIFIED--8.1%
iStar Financial, Inc. .............................     269,847  $10,532,128
Vornado Realty Trust ..............................     258,281   14,130,554
----------------------------------------------------------------------------
TOTAL DIVERSIFIED                                                 24,662,682
----------------------------------------------------------------------------

HEALTH CARE--3.1%
Health Care Property Investors, Inc. ..............      67,932    3,181,935
Health Care REIT, Inc. ............................      93,730    3,273,051
Healthcare Realty Trust, Inc. .....................      89,852    3,135,835
----------------------------------------------------------------------------
TOTAL HEALTH CARE                                                  9,590,821
----------------------------------------------------------------------------

INDUSTRIAL/OFFICE--26.2%

INDUSTRIAL--8.5%
CenterPoint Properties Trust ......................     192,525   13,794,416
Keystone Property Trust ...........................      33,121      671,031
ProLogis ..........................................     372,189   11,351,765
                                                                 -----------
                                                                  25,817,212
                                                                 -----------

MIXED--0.9%
Duke Realty Corp. .................................      92,575    2,851,310

OFFICE--16.8%
Alexandria Real Estate Equities, Inc. .............     159,814    8,965,565
Arden Realty, Inc. ................................      91,403    2,670,795
Boston Properties, Inc. ...........................     231,495   10,706,644
Corporate Office Properties Trust .................     517,349   10,703,951
Equity Office Properties Trust ....................     107,015    2,967,526
Mack-Cali Realty Corp. ............................      19,422      774,938
Maguire Properties, Inc. ..........................     197,553    4,523,964
SL Green Realty Corp. .............................     260,027    9,714,609
                                                                 -----------
                                                                  51,027,992
                                                                 -----------
----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                           79,696,514
----------------------------------------------------------------------------


                                                        SHARES      VALUE
                                                        -------  -----------

LODGING/RESORTS--2.9%
Hospitality Properties Trust ......................      80,030  $ 3,165,187
Host Marriott Corp.(b) ............................     506,496    5,647,430
----------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                              8,812,617
----------------------------------------------------------------------------


RESIDENTIAL--12.1%

APARTMENTS--12.1%
Archstone-Smith Trust .............................     247,184    6,792,616
Camden Property Trust .............................     116,513    4,898,207
Equity Residential ................................     235,447    6,912,724
Essex Property Trust, Inc. ........................      76,791    4,910,784
Home Properties, Inc. .............................     110,974    4,466,704
Town & Country Trust ..............................      85,326    2,022,226
United Dominion Realty Trust, Inc. ................     375,617    6,930,134
----------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                 36,933,395
----------------------------------------------------------------------------


RETAIL--41.7%

FREE STANDING--0.7%
Realty Income Corp. ...............................      49,766    2,000,593

REGIONAL MALLS--20.8%
CBL & Associates Properties, Inc. .................     275,601   15,502,556
General Growth Properties, Inc. ...................     241,273   19,446,604
Macerich Co. (The) ................................     305,663   12,898,978
Simon Property Group, Inc. ........................     330,415   15,678,192
                                                                 -----------
                                                                  63,526,330
                                                                 -----------

SHOPPING CENTERS--20.2%
Chelsea Property Group, Inc. ......................     370,540   20,009,160
Developers Diversified Realty Corp. ...............     432,363   13,623,758
Kimco Realty Corp. ................................      21,087      927,828
Pan Pacific Retail Properties, Inc. ...............     249,561   11,592,109
Tanger Factory Outlet Centers, Inc. ...............     143,456    5,903,214


                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund


                                                       SHARES       VALUE
                                                     ----------  -----------


SHOPPING CENTERS--CONTINUED
Weingarten Realty Investors .......................     208,896  $  9,414,943
                                                                 ------------
                                                                   61,471,012
                                                                 ------------

-----------------------------------------------------------------------------
TOTAL RETAIL                                                      126,997,935
-----------------------------------------------------------------------------


SELF STORAGE--1.5%
Public Storage, Inc. ..............................      44,430     1,972,692
Shurgard Storage Centers, Inc. Class A ............      70,990     2,647,927

-----------------------------------------------------------------------------
                                                                    4,620,619
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.6%
(IDENTIFIED COST $236,941,372)                                    291,314,583
-----------------------------------------------------------------------------



                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (Unaudited)   (000)
                                          -----------   -------

SHORT-TERM OBLIGATIONS--5.8%

FEDERAL AGENCY SECURITIES--1.3%
FHLB 1%, 12/5/03 ..........................             $ 2,336     2,335,741
Freddie Mac 1.02%, 12/23/03 ...............               1,665     1,663,962
                                                                 ------------
                                                                    3,999,703
                                                                 ------------

COMMERCIAL PAPER--3.7%
UBS AG 1.025%, 12/2/03 ....................    A-1+       3,135     3,134,911

ABN AMRO NA Finance, Inc.
1.03%, 12/5/03 ............................    A-1+       1,060     1,059,966

Preferred Receivable Funding Corp.
1.04%, 12/5/03 ............................    A-1        1,140     1,139,868

Cargill, Inc. 1%, 12/8/03 .................    A-1        1,450     1,449,718
General Electric Co. 1.04%, 12/8/03 .......    A-1+       2,725     2,724,449
ABSC Capital Corp. 1.07%, 12/11/03 ........    A-1        1,035     1,034,692
CIT Group Holdings 1.13%, 2/20/04 .........    A-1          495       493,779
                                                                 ------------
                                                                   11,037,383
                                                                 ------------


                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (Unaudited)   (000)       VALUE
                                          -----------   -------  ------------

CERTIFICATE OF DEPOSIT--0.8%
Wells Fargo & Co. 1.045%, 12/22/03 ........     AA      $ 2,500  $ 2,499,991

-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $17,537,056)                                      17,537,077
-----------------------------------------------------------------------------


TOTAL INVESTMENTS--101.4%
(IDENTIFIED COST $254,478,428)                                    308,851,660(a)

Other assets and liabilities, net--(1.4)%                          (4,153,077)
                                                                 ------------
NET ASSETS--100.0%                                               $304,698,583
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $54,545,343 and gross depreciation of $236,361 for federal income tax purposes. At November 30, 2003, the aggregate cost of securities for federal income tax purposes was $254,542,678.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2003

ASSETS
Investment securities at value
   (Identified cost $254,478,428)                                  $308,851,660
Cash                                                                     66,477
Receivables
   Fund shares sold                                                   3,249,925
   Dividends and interest                                               513,695
   Receivable from adviser                                                3,449
Prepaid expenses                                                          3,170
                                                                   ------------
     Total assets                                                   312,688,376
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased                                    7,168,595
   Fund shares repurchased                                              439,956
   Investment advisory fee                                              192,092
   Distribution and service fees                                         84,850
   Transfer agent fee                                                    41,206
   Financial agent fee                                                   17,159
   Trustees' fee                                                          2,209
Accrued expenses                                                         43,726
                                                                   ------------
     Total liabilities                                                7,989,793
                                                                   ------------
NET ASSETS                                                         $304,698,583
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $246,867,870
Undistributed net investment income                                     891,591
Accumulated net realized gain                                         2,565,890
Net unrealized appreciation                                          54,373,232
                                                                   ------------
NET ASSETS                                                         $304,698,583
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $260,614,980)                 12,969,607
Net asset value and offering price per share                             $20.09
Offering price per share $20.09/(1-5.75%)                                $21.32

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $39,298,859)                   1,973,797
Net asset value and offering price per share                             $19.91

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $4,784,744)                      238,409
Net asset value and offering price per share                             $20.07


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2003

INVESTMENT INCOME
Dividends                                                           $ 8,079,170
Interest                                                                125,907
                                                                    -----------
     Total investment income                                          8,205,077
                                                                    -----------
EXPENSES
Investment advisory fee                                               1,275,333
Service fees, Class A                                                   357,331
Distribution and service fees, Class B                                  264,140
Distribution and service fees, Class C                                    6,979
Financial agent fee                                                     144,741
Transfer agent                                                          245,508
Registration                                                             45,304
Printing                                                                 38,644
Professional                                                             32,614
Trustees                                                                 30,456
Custodian                                                                26,976
Miscellaneous                                                            17,201
                                                                    -----------
     Total expenses                                                   2,485,227
     Less expenses borne by investment adviser                          (71,228)
     Custodian fees paid indirectly                                         (80)
                                                                    -----------
     Net expenses                                                     2,413,919
                                                                    -----------
NET INVESTMENT INCOME                                                 5,791,158
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       2,565,890
Net change in unrealized appreciation (depreciation) on
   investments                                                       48,618,752
                                                                    -----------
NET GAIN ON INVESTMENTS                                              51,184,642
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $56,975,800
                                                                    ===========


                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended        Year Ended
                                                                                       11/30/03          11/30/02
                                                                                     ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                      $  5,791,158      $  1,968,686
   Net realized gain (loss)                                                             2,565,890           721,365
   Net change in unrealized appreciation (depreciation)                                48,618,752         1,881,577
                                                                                     ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         56,975,800         4,571,628
                                                                                     ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                      (4,700,087)       (1,283,478)
   Net investment income, Class B                                                        (733,727)         (506,698)
   Net investment income, Class C                                                         (12,512)               --
   Net realized long term gains, Class A                                                 (573,550)       (1,027,500)
   Net realized long term gains, Class B                                                 (147,298)         (572,051)
                                                                                     ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           (6,167,174)       (3,389,727)
                                                                                     ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (11,402,847 and 2,399,995 shares, respectively)      196,065,757        37,024,098
   Net asset value of shares issued from reinvestment of distributions
     (278,002 and 141,173 shares, respectively)                                         4,661,847         2,105,658
   Cost of shares repurchased (2,010,268 and 694,050 shares, respectively)            (34,684,889)      (10,634,121)
                                                                                     ------------      ------------
Total                                                                                 166,042,715        28,495,635
                                                                                     ------------      ------------
CLASS B
   Proceeds from sales of shares (1,131,701 and 457,929 shares, respectively)          19,357,695         7,029,767
   Net asset value of shares issued from reinvestment of distributions
     (46,602 and 66,564 shares, respectively)                                             764,801           977,666
   Cost of shares repurchased (367,779 and 192,916 shares, respectively)               (6,217,570)       (2,934,327)
                                                                                     ------------      ------------
Total                                                                                  13,904,926         5,073,106
                                                                                     ------------      ------------
CLASS C
   Proceeds from sales of shares (246,462 and 0 shares, respectively)                   4,663,330                --
   Net asset value of shares issued from reinvestment of distributions
     (551 and 0 shares, respectively)                                                      10,135                --
   Cost of shares repurchased (8,604 and 0 shares, respectively)                         (154,709)               --
                                                                                     ------------      ------------
Total                                                                                   4,518,756                --
                                                                                     ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          184,466,397        33,568,741
                                                                                     ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              235,275,023        34,750,642

NET ASSETS
   Beginning of period                                                                 69,423,560        34,672,918
                                                                                     ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $891,591 AND $546,666, RESPECTIVELY]                                            $304,698,583      $ 69,423,560
                                                                                     ============      ============

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                          CLASS A
                                                                  -------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2003        2002        2001       2000         1999
Net asset value, beginning of period                              $15.59      $15.23      $14.42      $11.11       $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.62(2)     0.69(2)     0.58(2)     0.53         0.51(2)
   Net realized and unrealized gain (loss)                          4.62        1.04        0.81        3.26        (1.07)
                                                                  ------      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               5.24        1.73        1.39        3.79        (0.56)
                                                                  ------      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.62)      (0.68)      (0.58)      (0.48)       (0.58)
   Distributions from net realized gains                           (0.12)      (0.69)         --          --           --
                                                                  ------      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.74)      (1.37)      (0.58)      (0.48)       (0.58)
                                                                  ------      ------      ------      ------       ------
Change in net asset value                                           4.50        0.36        0.81        3.31        (1.14)
                                                                  ------      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $20.09      $15.59      $15.23      $14.42       $11.11
                                                                  ======      ======      ======      ======       ======
Total return(1)                                                    34.81%      12.05%       9.85%      35.14%       (4.69)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                        $260,615     $51,440     $22,108     $22,207      $17,014

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            1.30%(5)    1.30%       1.30%(5)    1.30%        1.30 %
   Net investment income                                            3.52%       4.48%       3.97%       4.14%        4.30 %
Portfolio turnover                                                    16%         14%         39%         17%          22 %



                                                                                          CLASS B
                                                                  -------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2003        2002        2001        2000         1999
Net asset value, beginning of period                              $15.46      $15.11      $14.29      $11.04       $12.19
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.48(2)     0.57(2)     0.48(2)     0.42         0.42(2)
   Net realized and unrealized gain (loss)                          4.59        1.03        0.80        3.24        (1.06)
                                                                  ------      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               5.07        1.60        1.28        3.66        (0.64)
                                                                  ------      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.50)      (0.56)      (0.46)      (0.41)       (0.51)
   Distributions from net realized gains                           (0.12)      (0.69)         --          --           --
                                                                  ------      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.62)      (1.25)      (0.46)      (0.41)       (0.51)
                                                                  ------      ------      ------      ------       ------
Change in net asset value                                           4.45        0.35        0.82        3.25        (1.15)
                                                                  ------      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $19.91      $15.46      $15.11      $14.29       $11.04
                                                                  ======      ======      ======      ======       ======
Total return(1)                                                    33.76%      11.23%       9.09%      34.05%       (5.38)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $39,299     $17,984     $12,565     $13,184      $12,241

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                            2.05%(5)    2.05%       2.05%(5)    2.05%        2.05 %
   Net investment income                                            2.79%       3.70%       3.25%       3.44%        3.54 %
Portfolio turnover                                                    16%         14%         39%         17%          22 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.34%, 1.61%, 1.76%, 1.79% and 1.75% for the periods ended November 30, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.09%, 2.37%, 2.52%, 2.54% and 2.50% for the periods ended November 30, 2003, 2002,
    2001, 2000 and 1999, respectively.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS C
                                                                ----------
                                                                   FROM
                                                                 INCEPTION
                                                                7/25/03 TO
                                                                 11/30/03

Net asset value, beginning of period                              $17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.19(2)
   Net realized and unrealized gain (loss)                          2.13
                                                                  ------
     TOTAL FROM INVESTMENT OPERATIONS                               2.32
                                                                  ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.15)
   Distributions from net realized gains                              --
                                                                  ------
     TOTAL DISTRIBUTIONS                                           (0.15)
                                                                  ------
Change in net asset value                                           2.17
                                                                  ------
NET ASSET VALUE, END OF PERIOD                                    $20.07
                                                                  ======
Total return(1)                                                    13.03%(6)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,785

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            2.05%(4)(5)
   Net investment income                                            2.88%(5)
   Portfolio turnover                                                 16%(6)


(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.07% for the period ended November 30, 2003.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Annualized.
(6) Not annualized.

                        See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Goodwin Emerging Markets Bond Fund's primary objective is high current income and a secondary objective of long-term capital appreciation. The Fund invests in high-yield, high-risk debt securities issued by governments and corporations in emerging markets. Investors should note that debt securities issued by foreign issuers involve greater risks of default, untimely interest and principal payments and price volatility compared with higher rated securities and may present problems of liquidation. Keep in mind that emerging market bonds offer the potential for strong capital appreciation over the long term. As such, you should have a long-term investment horizon and be prepared for short-term market fluctuations and volatility that often accompany this type of investment.

Q: HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS ENDED NOVEMBER 30, 2003?

A: During the past fiscal year, the Fund's Class A shares returned 28.94%, Class B shares returned 27.91%, and Class C shares were up 27.54% compared to a return of 28.72% for the J.P. Morgan Emerging Markets Bond Index Plus. 1 Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS 12-MONTH PERIOD?

A: A combination of favorable country selection and disciplined risk management allowed Class A shares to outperform the benchmark J.P. Morgan Emerging Markets Bond Index Plus with less risk over the last 12 months.

      The index's strong performance over the last 12 months is primarily attributed to the strong and steady rally of Brazilian debt securities. While no country sub-index posted negative returns over the same period, Brazil and Ecuador rose 75.26% and 79.15%, respectively, while one of the best performers of the last fiscal year, Russia, returned 21.31%.

      The Fund was able to keep pace with the index while continuing the risk management initiatives, initiated in 2002, aimed at reducing the Fund's risk profile and improving the risk-adjusted returns. Though they did not contribute significantly to the return of the Fund, the risk management did enable the Fund to produce a return similar to the index with less volatility.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: Our outlook is positive but cautious. For 2004, we believe Emerging Markets assets should continue to benefit from historically low interest rates and high commodity prices. At the time of this writing, the market is trading well and does not exhibit widespread weakness in response to country-specific events, for example, the arrest of Mikhail Khodorkovsky, in Russia during October.

      Going forward, periods of price volatility may occur as global liquidity conditions become less accommodative over the course of the year and country-specific events may stall or reverse the market's generally improving risk profile. That said, the case for investing in Emerging Markets debt



1 THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS IS AN UNMANAGED, COMMONLY
  USED MEASURE OF EMERGING-MARKET DEBT TOTAL RETURN PERFORMANCE.
THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

remains intact given the favorable combination of attractive yields and improving credit fundamentals.

Q: HOW IS THE FUND POSITIONED?

A: Beginning the new fiscal year, the Fund is neutral to Brazil and Russia, while maintaining a meaningful underweight in Mexico and the countries of Emerging Asia. With widespread growth still somewhat elusive, we continue to focus on country-specific stories where issuers are benefiting from either continued strong demand for assets or strong commodity prices. In addition, we continue to add positions that enhance diversification, both geographically and macro-economically, and add credit protection, opportunistically.

                                                                DECEMBER 1, 2003



THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

Phoenix-Goodwin Emerging Markets Bond Fund

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS 1                         PERIODS ENDING 11/30/03
--------------------------------------------------------------------------------

                                                                                           INCEPTION      INCEPTION
                                                                    1 YEAR      5 YEARS   TO 11/30/03       DATE
                                                                    -------    ---------  -----------     ---------
        Class A Shares at NAV 2                                      28.94%      15.35%      13.23%        9/5/95
        Class A Shares at POP 3                                      22.82       14.23       12.56         9/5/95

        Class B Shares at NAV 2                                      27.91       14.46       12.36         9/5/95
        Class B Shares with CDSC 4                                   23.91       14.46       12.36         9/5/95

        Class C Shares at NAV 2                                      27.54       14.41        4.27         3/26/98
        Class C Shares with CDSC 4                                   27.54       14.41        4.27         3/26/98

        J.P. Morgan Emerging Markets Bond Index Plus 7               28.72       14.99      Note 5         Note 5

        Lehman Brothers Aggregate Bond Index 8                        5.19        6.47      Note 6         Note 6

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 11/30
--------------------------------------------------------------------------------

9 This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/5/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes shares will be greater or less than that shown based on difference in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           Phoenix-Goodwin   Phoenix-Goodwin       JP Morgan        Lehman
           Emerging Markets  Emerging Markets  Emerging Markets    Brothers
              Bond Fund         Bond Fund          Bond Fund      Aggregate
              Class A 9         Class B 9        Index Plus 7    Bond Index 8
           ----------------  ----------------  ----------------- ------------
  9/5/95     $ 9,525.00        $10,000.00         $10,000.00     $10,000.00
11/30/95       9,944.00         10,422.48          10,536.89      10,328.17
11/29/96      15,928.30         16,565.12          15,530.31      10,955.21
11/28/97      17,825.75         18,399.67          17,171.37      11,782.32
11/30/98      12,976.94         13,291.28          15,603.84      12,896.23
11/30/99      16,303.40         16,550.47          18,182.60      12,890.19
11/30/00      16,701.12         16,815.04          21,197.34      14,058.64
11/30/01      17,940.10         17,938.86          21,684.11      15,627.95
11/29/02      20,550.87         20,414.94          24,374.61      16,774.66
11/28/03      26,498.40         26,112.75          31,375.15      17,644.85

--------------------------------------------------------------------------------
  COUNTRY WEIGHTINGS                                                    11/30/03
--------------------------------------------------------------------------------

As a percentage of total long-term investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Russia               21%
Brazil               21
Mexico               10
Turkey                7
Peru                  5
Venezuela             5
Philippines           4
Other                27

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 14.89% for Class A and Class B (since 9/5/95) and 9.53% for Class C (since 3/26/98), respectively.

6 Index performance is 7.14% for Class A and Class B (since 9/5/95) and 6.91% for Class C (since 3/26/98), respectively.

7 The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged, commonly used measure of emerging-market debt total return performance. The index's performance does not reflect sales charges.

8 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

All returns represent past performance which is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Phoenix-Goodwin Emerging Markets Bond Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Federative Republic of Brazil 11%, 8/17/40              6.1%
 2. United Mexican States 7.50%, 4/8/33                     6.1%
 3. Russian Federation RegS 10%, 6/26/07                    5.6%
 4. International Bank For Reconstruction &
    Development Series 884 5%, 3/28/06                      3.8%
 5. Russian Federation RegS 12.75%, 6/24/28                 3.7%
 6. Republic of Colombia 11.75%, 2/25/20                    3.4%
 7. United Mexican States 11.375%, 9/15/16                  3.3%
 8. Russian Federation RegS 11%, 7/24/18                    3.2%
 9. Republic of Lithuania 5.875%, 5/10/12                   3.1%
10. Federative Republic of Brazil 14.50%, 10/15/09          3.0%
--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 2003



                                        MOODY'S        PAR
                                        RATING        VALUE
                                      (Unaudited)     (000)          VALUE
                                       ---------  -------------   -----------

CORPORATE BONDS--5.1%

DIVERSIFIED BANKS--3.8%
International Bank For Reconstruction &
Development Series 884 5%, 3/28/06 ....   Aaa     $       3,000   $ 3,169,815

DIVERSIFIED METALS & MINING--1.3%
Freeport-McMoRan Copper & Gold, Inc.
(Indonesia) 10.125%, 2/1/10(h) ........    B              1,000     1,142,500

--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $4,318,090)                                        4,312,315
--------------------------------------------------------------------------------


FOREIGN GOVERNMENT SECURITIES--78.5%

BRAZIL--16.0%
Federative Republic of Brazil 14.50%,
10/15/09(h) ...........................    B              2,000     2,536,000

Federative Republic of Brazil 12%,
4/15/10 ...............................    B              2,000     2,315,000

Federative Republic of Brazil 9.25%,
10/22/10 ..............................    B              1,200     1,244,400

Federative Republic of Brazil 11%,
1/11/12(h) ............................    B              2,000     2,240,000

Federative Republic of Brazil 11%,
8/17/40 ...............................    B              5,000     5,140,000
                                                                  -----------
                                                                   13,475,400
                                                                  -----------

COLOMBIA--3.4%
Republic of Colombia 11.75%, 2/25/20(h)   Ba              2,500     2,896,875

ECUADOR--1.7%
Republic of Ecuador RegS 7%, 8/15/30(b)   Caa             2,000     1,410,000

LITHUANIA--3.1%
Republic of Lithuania 5.875%, 5/10/12 .   Baa             2,000(e)  2,577,258


                                        MOODY'S        PAR
                                        RATING        VALUE
                                      (Unaudited)     (000)          VALUE
                                       ---------  -------------   -----------

MALAYSIA--1.4%
Malaysian Government 7.50%, 7/15/11 ...   Baa     $       1,000   $ 1,166,900

MEXICO--9.4%
United Mexican States 11.375%,
9/15/16(h) ............................   Baa             2,000     2,810,000
United Mexican States 7.50%, 4/8/33(h)    Baa             5,000     5,082,500
                                                                  -----------
                                                                    7,892,500
                                                                  -----------

NEW ZEALAND--1.0%
Government of New Zealand Series 404
8%, 4/15/04 ...........................   Aaa             1,250(f)    806,430

NIGERIA--1.4%
Nigeria Promissory Notes Series RC
5.092%, 1/5/10 ........................   NR              1,278     1,139,902

PERU--3.4%
Republic of Peru 8.75%, 11/21/33 ......   Ba              2,000     1,983,000
Republic of Peru PDI 5%, 3/7/17(b) ....   Ba                940       874,200
                                                                  -----------
                                                                    2,857,200
                                                                  -----------

PHILIPPINES--3.9%
Republic of Philippines 8.25%, 1/15/14    Ba              1,300     1,222,000
Republic of Philippines 10.625%,
3/16/25(h) ............................   Ba              2,000     2,065,000
                                                                  -----------
                                                                    3,287,000
                                                                  -----------

ROMANIA--2.8%
Republic of Romania 5.75%, 7/2/10 .....   BB(j)           2,000(e)  2,396,850

RUSSIA--17.8%
Ministry Finance of Russia Series VII
3%, 5/14/11 ...........................   Ba              2,000     1,540,000

Russian Federation RegS 8.75%, 7/24/05    Baa             1,000     1,086,250
Russian Federation RegS 10%, 6/26/07 ..   Baa             4,000     4,680,000
Russian Federation RegS 11%, 7/24/18 ..   Baa             2,000     2,660,000


                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund



                                        MOODY'S        PAR
                                        RATING        VALUE
                                      (Unaudited)     (000)          VALUE
                                       ---------  -------------   -----------


RUSSIA--CONTINUED
Russian Federation RegS 12.75%, 6/24/28   Baa     $       2,000   $ 3,140,000
Russian Federation RegS 5%, 3/31/30(b)    Baa             2,000     1,876,250
                                                                  -----------
                                                                   14,982,500
                                                                  -----------

SLOVAKIA--1.5%
Slovak Republic 7.50%, 6/23/04 ........    A              1,000(e)  1,230,790

TURKEY--4.9%
Republic of Turkey 9.875%, 3/19/08(h) .    B              1,700     1,950,750
Republic of Turkey 11.875%, 1/15/30(h)     B              1,000     1,275,000
Turkey Government Bond 0%, 8/18/04 ....   B+(j)   1,551,300,000(g)    875,795
                                                                  -----------
                                                                    4,101,545
                                                                  -----------

UKRAINE--1.2%
Ukraine Government RegS 7.65%, 6/11/13     B              1,000     1,018,750

URUGUAY--1.4%
Letras de Tesoreria Series UYP
0%, 1/19/04 ...........................   NR             10,000(d)    337,026

Republic of Uruguay 7.25%, 2/15/11 ....    B              1,000       865,000
                                                                  -----------
                                                                    1,202,026
                                                                  -----------

VENEZUELA--4.2%
Republic of Venezuela 9.25%, 9/15/27 ..   Caa             2,000     1,670,000

Republic of Venezuela 144A 10.75%,
9/19/13(c) ............................   Caa             1,875     1,851,562
                                                                  -----------
                                                                    3,521,562
                                                                  -----------

--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $63,229,760)                                      65,963,488
--------------------------------------------------------------------------------



FOREIGN CORPORATE BONDS--3.3%

BRAZIL--2.1%
Cia Brasileira de Bebidas 144A 8.75%,
9/15/13 (Brewers)(c) ..................   Baa               715       754,325

Embratel 144A 11%, 12/15/08 (Integrated
Telecommunication Services)(c) ........    B              1,000     1,002,500
                                                                  -----------
                                                                    1,756,825
                                                                  -----------


                                        MOODY'S        PAR
                                        RATING        VALUE
                                      (Unaudited)     (000)          VALUE
                                       ---------  -------------   -----------

TURKEY--1.2%
European Bank for Reconstruction and
Development Series EMTN 0%, 5/12/05
(Diversified Banks) ...................   Aaa     $       1,500   $ 1,003,500

--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $2,561,362)                                        2,760,325
--------------------------------------------------------------------------------



                                                     SHARES
                                                  -------------
FOREIGN PREFERRED STOCKS--0.4%

RUSSIA--0.4%
Transneft Pfd. (Oil & Gas Refining,
Marketing & Transportation) .......................         600       310,200

--------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $256,200)                                            310,200
--------------------------------------------------------------------------------


COMMON STOCKS--0.3%

DIVERSIFIED METALS & MINING--0.3%
Freeport-McMoRan Copper & Gold, Inc.
Class B (Indonesia) ...............................       5,000       217,650

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $139,197)                                            217,650
--------------------------------------------------------------------------------


FOREIGN COMMON STOCKS--3.3%

BRAZIL--0.7%
Petroleo Brasileiro SA ADR (Integrated Oil & Gas) .      10,000       240,700

Telecomunicacoes Brasileiras SA ADR (Integrated
Telecommunication Services) .......................       9,500       338,200
                                                                   -----------
                                                                      578,900
                                                                   -----------

GERMANY--0.7%
Siemens AG ADR (Industrial Conglomerates) .........       8,600       628,316

PERU--0.9%
Compania de Minas Buenaventura SA ADR (Precious
Metals & Minerals) ................................      25,000       727,750

RUSSIA--0.7%
Gazprom Oao RegS ADR (Multi-Utilities &
Unregulated Power) ................................      10,000       237,500


                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund


                                                       SHARES          VALUE
                                                     ----------     -----------


RUSSIA--CONTINUED
JSC Severstal - Avto (Automobile
Manufacturers)(i)(k)(l) ...........................       4,675    $        0

Norilsk Nickel ADR (Diversified Metals & Mining) ..       5,500       317,625

Severstal - Resurs (Diversified Metals &
Mining)(i)(k)(l) ..................................       4,675             0
                                                                   ----------
                                                                      555,125
                                                                   ----------

SOUTH KOREA--0.3%
Posco ADR (Steel) .................................      10,000       298,500

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,396,519)                                        2,788,591
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--90.9%
(IDENTIFIED COST $72,901,128)                                      76,352,569
--------------------------------------------------------------------------------


                                       STANDARD
                                       & POOR'S        PAR
                                        RATING        VALUE
                                      (Unaudited)     (000)          VALUE
                                       ---------  -------------   -----------

SHORT-TERM OBLIGATIONS--10.4%

COMMERCIAL PAPER--6.4%
UBS Finance Delaware, Inc. 1.05%,
12/1/03 ...............................   A-1+    $       3,230   $ 3,230,000

Special Purpose Accounts Receivables
Cooperative Corp. 1.06%, 12/11/03 .....   A-1             2,160     2,159,364
                                                                  -----------
                                                                    5,389,364
                                                                  -----------

FEDERAL AGENCY SECURITIES--4.0%
FHLB Discount Note 1%, 12/5/03 ....................       3,315     3,314,632

--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $8,703,996)                                        8,703,996
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--101.3%
(IDENTIFIED COST $81,605,124)                                      85,056,565(a)

Other assets and liabilities, net--(1.3)%                          (1,057,438)
                                                                  -----------
NET ASSETS--100.0%                                                $83,999,127
                                                                  ===========





(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,017,544 and gross depreciation of $1,104,361 for federal income tax purposes. At November 30, 2003, the aggregate cost of securities for federal income tax purposes was $82,143,382.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, these securities amounted to a value of $3,608,387 or 4.3% of net assets.
(d) Par value represents Uruguay Peso.
(e) Par value represents Euro.
(f) Par value represents New Zealand Dollar.
(g) Par value represents Turkish Lira.
(h) All or a portion segregated as collateral for swaps, long settlements and forward currency contracts.
(i) Non-income producing.
(j) As rated by Standard & Poor's or Fitch.
(k) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At November 30, 2003, these securities, which are included in illiquid securities below, amounted to $0 or 0% of net assets.
(l) Illiquid. At November 30, 2003, these securities amounted to a value of $0 or 0% of net assets.

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2003

ASSETS
Investment securities at value
   (Identified cost $81,605,124)                                   $ 85,056,565
Foreign currency at value
   (Identified cost $15,564)                                             12,564
Receivables
   Dividends and interest                                             1,634,703
   Unrealized appreciation on swap agreements                           208,676
   Fund shares sold                                                     167,364
   Investment securities sold                                            14,810
   Receivable from adviser                                                    4
Prepaid expenses                                                          1,669
                                                                   ------------
     Total assets                                                    87,096,355
                                                                   ------------
LIABILITIES
Cash overdraft                                                           39,096
Payables
   Investment securities purchased                                    2,499,632
   Fund shares repurchased                                               33,885
   Unrealized depreciation on swap agreements                           165,114
   Payable for swap contracts                                           127,642
   Investment advisory fee                                               51,708
   Distribution and service fees                                         46,945
   Transfer agent fee                                                    28,417
   Net unrealized depreciation on forward foreign
     currency contracts                                                  21,915
   Foreign taxes payable                                                 19,746
   Financial agent fee                                                    7,783
   Trustees' fee                                                          2,209
Accrued expenses                                                         53,136
                                                                   ------------
     Total liabilities                                                3,097,228
                                                                   ------------
NET ASSETS                                                         $ 83,999,127
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $121,315,899
Undistributed net investment income                                     195,713
Accumulated net realized loss                                       (40,985,429)
Net unrealized appreciation                                           3,472,944
                                                                   ------------
NET ASSETS                                                         $ 83,999,127
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $35,909,704)                   4,449,044
Net asset value per share                                                 $8.07
Offering price per share $8.07/(1-4.75%)                                  $8.47

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $44,671,218)                   5,646,467
Net asset value and offering price per share                              $7.91

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,418,205)                      429,843
Net asset value and offering price per share                              $7.95


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2003

INVESTMENT INCOME
Interest                                                            $ 7,751,601
Dividends                                                                66,556
Foreign taxes withheld                                                  (46,763)
                                                                    -----------
     Total investment income                                          7,771,394
                                                                    -----------
EXPENSES
Investment advisory fee                                                 652,421
Service fees, Class A                                                    88,914
Distribution and service fees, Class B                                  470,416
Distribution and service fees, Class C                                   43,824
Financial agent fee                                                      92,903
Transfer agent                                                          126,668
Custodian                                                                59,559
Professional                                                             37,376
Registration                                                             34,312
Trustees                                                                 30,456
Printing                                                                 23,032
Miscellaneous                                                            18,838
                                                                    -----------
     Total expenses                                                   1,678,719
     Custodian fees paid indirectly                                      (2,580)
                                                                    -----------
     Net expenses                                                     1,676,139
                                                                    -----------
NET INVESTMENT INCOME                                                 6,095,255
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      16,535,324
Net realized gain on written options                                    150,447
Net realized loss on swaps                                              (59,527)
Net realized loss on foreign currency transactions                     (241,900)
Net change in unrealized appreciation (depreciation)
   on investments                                                      (689,218)
Net change in unrealized appreciation (depreciation)
   on options                                                          (151,136)
Net change in unrealized appreciation (depreciation) on
   swap agreements                                                        9,562
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                    49,180
                                                                    -----------
NET GAIN ON INVESTMENTS                                              15,602,732
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $21,697,987
                                                                    ===========


                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended        Year Ended
                                                                                       11/30/03          11/30/02
                                                                                     ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                      $  6,095,255      $  7,939,423
   Net realized gain (loss)                                                            16,384,344        (1,496,278)
   Net change in unrealized appreciation (depreciation)                                  (781,612)        4,317,383
                                                                                     ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         21,697,987        10,760,528
                                                                                     ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                      (2,943,832)       (2,723,965)
   Net investment income, Class B                                                      (3,617,210)       (3,869,297)
   Net investment income, Class C                                                        (341,498)         (233,752)
   Tax return of capital, Class A                                                              --          (697,813)
   Tax return of capital, Class B                                                              --          (991,219)
   Tax return of capital, Class C                                                              --           (59,882)
                                                                                     ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           (6,902,540)       (8,575,928)
                                                                                     ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,135,397 and 2,994,409 shares, respectively)        15,910,778        20,871,690
   Net asset value of shares issued from reinvestment of distributions
     (165,171 and 217,086 shares, respectively)                                         1,238,993         1,486,479
   Cost of shares repurchased (2,465,997 and 3,185,520 shares, respectively)          (18,669,401)      (21,909,472)
                                                                                     ------------      ------------
Total                                                                                  (1,519,630)          448,697
                                                                                     ------------      ------------
CLASS B
   Proceeds from sales of shares (294,532 and 740,468 shares, respectively)             2,171,985         5,037,710
   Net asset value of shares issued from reinvestment of distributions
     (164,403 and 228,887 shares, respectively)                                         1,206,502         1,534,789
   Cost of shares repurchased (1,826,994 and 1,444,637 shares, respectively)          (13,588,952)       (9,566,955)
                                                                                     ------------      ------------
   Total                                                                              (10,210,465)       (2,994,456)
                                                                                     ------------      ------------
CLASS C
   Proceeds from sales of shares (396,151 and 210,236 shares, respectively)             2,819,786         1,416,542
   Net asset value of shares issued from reinvestment of distributions
     (18,192 and 12,809 shares, respectively)                                             135,258            86,195
   Cost of shares repurchased (398,231 and 177,625 shares, respectively)               (3,070,145)       (1,188,951)
                                                                                     ------------      ------------
   Total                                                                                 (115,101)          313,786
                                                                                     ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          (11,845,196)       (2,231,973)
                                                                                     ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                2,950,251           (47,373)

NET ASSETS
   Beginning of period                                                                 81,048,876        81,096,249
                                                                                     ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $195,713
     AND $102,572, RESPECTIVELY]                                                     $ 83,999,127      $ 81,048,876
                                                                                     ============      ============

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                          CLASS A
                                                                  -------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2003        2002(7)     2001        2000         1999
Net asset value, beginning of period                              $ 6.80      $ 6.58      $ 6.96      $ 7.69       $ 7.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.65        0.67(2)     0.90        1.32(2)      1.23
   Net realized and unrealized gain (loss)                          1.24        0.26       (0.36)      (1.05)        0.40
                                                                  ------      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.89        0.93        0.54        0.27         1.63
                                                                  ------      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.62)      (0.57)      (0.92)      (1.00)       (1.14)
   Distributions from net realized gains                              --          --          --          --           --
   Return of capital                                                  --       (0.14)         --          --           --
                                                                  ------      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.62)      (0.71)      (0.92)      (1.00)       (1.14)
                                                                  ------      ------      ------      ------       ------
Change in net asset value                                           1.27        0.22       (0.38)      (0.73)        0.49
                                                                  ------      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.07      $ 6.80      $ 6.58      $ 6.96       $ 7.69
                                                                  ======      ======      ======      ======       ======
Total return(1)                                                    28.94%      14.55%       7.42%       2.44%       25.63%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $35,910     $31,401     $30,202     $32,344      $54,849
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.49%(6)    1.58%(5)    1.58%(4)    1.51%(3)     1.56%
   Net investment income                                            7.42%       9.67%      13.09%      16.47%       17.96%
Portfolio turnover                                                   491%        588%        932%        528%         326%


                                                                                          CLASS B
                                                                  -------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2003        2002(7)      2001       2000         1999
Net asset value, beginning of period                              $ 6.68      $ 6.47      $ 6.86      $ 7.60       $ 7.13
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.56        0.60(2)     0.84        1.29(2)      1.17
   Net realized and unrealized gain (loss)                          1.24        0.27       (0.37)      (1.09)        0.40
                                                                  ------      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.80        0.87        0.47        0.20         1.57
                                                                  ------      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.57)      (0.53)      (0.86)      (0.94)       (1.10)
   Distributions from net realized gains                              --          --          --          --           --
   Return of capital                                                  --       (0.13)         --          --           --
                                                                  ------      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.57)      (0.66)      (0.86)      (0.94)       (1.10)
                                                                  ------      ------      ------      ------       ------
Change in net asset value                                           1.23        0.21       (0.39)      (0.74)        0.47
                                                                  ------      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $ 7.91      $ 6.68      $ 6.47      $ 6.86       $ 7.60
                                                                  ======      ======      ======      ======       ======
Total return(1)                                                    27.91%      13.80%       6.68%       1.60%       24.52%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $44,671     $46,865     $48,495     $51,112      $58,453
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.24%(6)    2.33%(5)    2.33%(4)    2.26%(3)     2.31%
   Net investment income                                            6.72%       8.91%      12.35%      16.10%       17.04%
Portfolio turnover                                                   491%        588%        932%        528%         326%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.50% for Class A and would not significantly differ for Class B.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.57% for Class A and 2.32% for Class B.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.48% for Class A and 2.23% for Class B.
(7) As required, effective December 1, 2001, the Fund has adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income (loss) per share from $0.61 to $0.60 for Class B and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27 for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                          CLASS C
                                                                  -------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2003        2002(4)     2001        2000         1999
Net asset value, beginning of period                              $ 6.73      $ 6.51      $ 6.89      $ 7.63       $ 7.17
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.55        0.61(2)     0.85        1.25(2)      1.17
   Net realized and unrealized gain (loss)                          1.24        0.27       (0.37)      (1.05)        0.39
                                                                  ------      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.79        0.88        0.48        0.20         1.56
                                                                  ------      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.57)      (0.53)      (0.86)      (0.94)       (1.10)
   Distributions from net realized gains                              --          --          --          --           --
   Return of capital                                                  --       (0.13)         --          --           --
                                                                  ------      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.57)      (0.66)      (0.86)      (0.94)       (1.10)
                                                                  ------      ------      ------      ------       ------
Change in net asset value                                           1.22        0.22       (0.38)      (0.74)        0.46
                                                                  ------      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $ 7.95      $ 6.73      $ 6.51      $ 6.89       $ 7.63
                                                                  ======      ======      ======      ======       ======
Total return(1)                                                    27.54%      13.88%       6.65%       1.73%       24.40%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,418      $2,783      $2,399      $2,365       $3,010

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.24%(3)    2.33%(3)    2.33%(3)    2.26%(3)     2.31%(3)
   Net investment income                                            6.76%       8.83%      12.37%      15.99%       16.47%
Portfolio turnover                                                   491%        588%        932%        528%         326%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%, and decrease the net investment income (loss) per share from $0.62 to $0.61 and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Goodwin Tax Exempt Bond Fund is appropriate for investors seeking to produce as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. Investors should note that income from the Fund may be subject to local or state taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS ENDED NOVEMBER 30, 2003?

A: During the past fiscal year, the Fund's Class A shares returned 5.96% and Class B shares were up 5.15% compared to a return of 6.65% for the Lehman Brothers Municipal Bond Index 1. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future performance.

Q: HOW WOULD YOU DESCRIBE THE GENERAL ECONOMIC ENVIRONMENT DURING THIS 12-MONTH PERIOD?

A: The U.S. bond market saw interest rates reach levels not seen in over 40 years during the year, as the Federal Reserve lowered its Fed Funds rate to 1% at its June meeting. However, since reaching this low level, interest rates have moved higher as the economy has begun to show signs of recovery. Interest rate volatility remains high as intermediate and long-term U.S. Treasury rates experienced a range of approximately 130 basis points between the high and low level over the past twelve months. Short-term interest rates have declined more than longer-term rates during this period helping to keep the yield curve very steep. We expect the U.S. Treasury curve to remain steep until the market is fully convinced that an economic recovery is firmly underway.

      Recently, the U.S. economy has shown signs of solid improvement with strong GDP growth, declining unemployment, improved consumer confidence, and strengthening manufacturing. During the third quarter, the U.S. economy expanded at an 8.2% annual rate, its best level in almost two decades, as consumer spending and corporate purchases of equipment surged. Consumer spending, which accounts for over two-thirds of the economy, expanded at 6.4% during the quarter. This represented the biggest increase in consumer spending since 1997. Consumer purchases, which remained remarkably strong throughout the last recession, registered its 47th consecutive quarterly increase. Much of this strong spending has been driven by record low mortgage rates that have helped consumers lower monthly mortgage payments, as well as the recent tax-cuts that put an estimated $26 billion into the hands of consumers during the 3rd quarter. Consumer confidence has risen during the past 18 months as the economy continues to show signs of recovery and the labor market improves. Unemployment declined to 5.9% in November, down from a nine-year high of 6.4% in June. Manufacturing also has improved as Institute for Supply Management's factory index, a gauge of U.S. manufacturing, rose to its highest level in almost four years, as factories continue to expand production in order to meet the growth in new orders. Company inventories have continued to decline as



1 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED, COMMONLY USED
  MEASURE OF LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND TOTAL RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

new orders surged, forcing manufacturers to ramp up production in order to meet this higher business spending. Despite these improving economic indicators, the Federal Reserve has indicated it will remain cautious and that interest rates can stay low for a considerable period of time as inflation stays low, the federal budget deficit continues to grow, and the employment outlook remains uncertain.

Q: HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET DURING THIS PERIOD?

A: The municipal bond market has experienced a reversal in performance drivers over the past six months as lower quality bonds and shorter duration securities were the best performing. After experiencing a gradual widening of credit spreads during the past couple of years, lower credit quality bonds like tobacco-backed securities, airline-backed bonds and hospital bonds saw credit spreads tighten helping them to outperform the higher credit quality sectors of the municipal bond market. Two predominant themes in the municipal bond market that continue are a steep tax-exempt yield curve and an increased supply of municipal bonds. The combination of an accommodative Federal Reserve and the uncertain economic recovery has caused the municipal yield curve to remain steep. Through November of 2003, tax-exempt rates were mostly unchanged from the start of the year despite interest rates fluctuating by over 100 basis points during the year. The second theme has been increased supply. Municipalities have taken advantage of historically low municipal yields to fund new projects, finance budget deficits, and refund older, higher cost debt. Through November of 2003, total issuance was up 4.6% year-over-year, driven by new money issuance, which has increased by over 9% this year. Total municipal supply for 2003 is on pace to exceeded last year's record level, as interest rates remain favorable for municipal issuance.

Q: WHAT IS YOUR OUTLOOK?

A: As we move forward into 2004, factors that could drive the relative value of municipal bonds over the next year include: the pace and strength of an economic recovery, potential changes to the Federal Reserve's 45-year low target interest rate of 1% or future U.S. military actions or terrorist activity that could cause a flight to U.S. Treasury bonds. In spite of these uncertainties, we believe the municipal market represents good relative value at current levels.

      We continue to appreciate your interest in the Phoenix-Goodwin Tax Exempt Bond Fund and look forward to being of continued service in the future.

                                                                DECEMBER 1, 2003



THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

Phoenix-Goodwin Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS 1                         PERIODS ENDING 11/30/03
--------------------------------------------------------------------------------


                                                                                             INCEPTION       INCEPTION
                                                        1 YEAR      5 YEARS     10 YEARS     TO 11/30/03        DATE
                                                       --------     --------    --------     -----------     ---------
        Class A Shares at NAV 2                          5.96%        4.51%       4.93%             --              --
        Class A Shares at POP 3                          0.92         3.49        4.42              --              --

        Class B Shares at NAV 2                          5.15         3.74          --            4.49%        3/16/94
        Class B Shares with CDSC 4                       1.15         3.74          --            4.49         3/16/94

        Lehman Brothers Municipal Bond Index 7           6.65         5.71        6.16          Note 5          Note 5

        Lehman Brothers Aggregate Bond Index 8           5.19         6.47        6.90          Note 6          Note 6

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 11/30
--------------------------------------------------------------------------------

9 This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/93 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                    Phoenix-Goodwin
                       Tax-Exempt       Lehman Brothers      Lehman Brothers
                       Bond Fund        Municipal Bond       Aggregate Bond
                       Class A 9            Index 7              Index 8
                    ---------------     ---------------      ---------------


11/30/93              $ 9,525.00           $10,000.00           $10,000.00
11/30/94                8,805.78             9,474.55             9,693.99
11/30/95               10,555.57            11,265.52            11,404.64
11/29/96               11,009.80            11,928.66            12,097.03
11/28/97               11,675.27            12,784.33            13,010.35
11/30/98               12,347.04            13,776.72            14,240.35
11/30/99               11,894.71            13,627.71            14,233.69
11/30/00               12,756.99            14,742.78            15,523.92
11/30/01               13,788.52            16,033.60            17,256.79
11/29/02               14,530.62            17,047.81            18,523.02
11/28/03               15,406.80            18,182.07            19,483.91

--------------------------------------------------------------------------------
  STATE WEIGHTINGS                                                     11/30/03
--------------------------------------------------------------------------------

As a percentage of bond holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

California                    17%
Texas                          9
Kentucky                       8
Florida                        7
Michigan                       5
New Jersey                     5
Virginia                       5
Other                         44

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5  Index performance is 6.26% for Class B (since 2/28/94).

6  Index performance is 7.20% for Class B (since 3/16/94).

7 The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. The index's performance does not reflect sales charges.

8 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

All returns represent past performance which is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Phoenix-Goodwin Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Riverside County Single Family Revenue Series B 8.625%, 5/1/16        8.3%
 2. Jefferson County School District No. R-0001 General Obligation
    Series A 5.25%, 12/15/11                                              3.7%
 3. Louisiana Local Government Environmental Facilities Community
    Development Authority Revenue 5.25%, 12/1/18                          3.6%
 4. Kentucky State Turnpike Authority Economic Development Revenue 0%,
    1/1/10                                                                3.6%
 5. Jefferson County Sewer Revenue Series D 5.75%, 2/1/27 3.0%
 6. Camden County Municipal Utilities Authority Sewer Revenue Series
    B 0%, 9/1/11                                                          3.0%
 7. Cartersville Development Authority Revenue 5.625%, 5/1/09             3.0%
 8. Upper Occoquan Regional Sewer Authority Revenue Series A 5.15%,
    7/1/20                                                                3.0%
 9. Los Angeles Unified School District Election of 1997 Series E
    5.125%, 1/1/27                                                        2.9%
10. Louisville and Jefferson County Metropolitan Sewer District
    Revenue Series A 5.50%, 5/15/34                                       2.9%
--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 2003


                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                        (Unaudited)      (000)       VALUE
                                         ---------       ------   -----------

MUNICIPAL BONDS--96.7%

ALABAMA--4.4%
Birmingham Capital Improvement General
Obligation Series A 5.50%, 8/1/25 .....      AA          $1,000   $ 1,076,290

Jefferson County Sewer Revenue Series D
5.75%, 2/1/27 (FGIC Insured)
Prerefunded 2/1/07 @101 ...............      AAA          2,000     2,250,640
                                                                  -----------
                                                                    3,326,930
                                                                  -----------

ARKANSAS--0.6%
Drew County Public Facilities Board
Single Family Mortgage Revenue Series
A-2 7.90%, 8/1/11 (FNMA Collateralized)      Aaa(b)          84        86,257

Jacksonville Residential Housing
Facilities Board Single Family Mortgage
Revenue Series A-2 7.90%, 1/1/11 (FNMA
Collateralized) .......................      Aaa(b)         153       157,382

Lonoke County Residential Housing
Facilities Board Single Family Mortgage
Revenue Series A-2 7.90%, 4/1/11 (FNMA
Collateralized) .......................      Aaa(b)         130       136,785

Stuttgart Public Facilities Board
Single Family Mortgage Revenue Series
A-2 7.90%, 9/1/11
(FNMA Collateralized) .................      Aaa(b)          42        43,624
                                                                  -----------
                                                                      424,048
                                                                  -----------


                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                        (Unaudited)      (000)       VALUE
                                         ---------       ------   -----------

CALIFORNIA--16.8%
Benicia Unified School District Capital
Appreciation General Obligation Series
B 0%, 8/1/25 (MBIA Insured) ...........      AAA         $3,600   $ 1,144,764

East Side Unified School District Santa
Clara County Series B 5.25%, 2/1/26
(MBIA Insured) ........................      AAA          1,000     1,076,790

Los Angeles Unified School District
Election of 1997 Series E 5.125%,
1/1/27 (MBIA Insured) .................      AAA          2,120     2,187,840

Riverside County Single Family Revenue
Series B 8.625%, 5/1/16 (GNMA
Collateralized)(d) ....................      AAA          4,300     6,225,110

South Gate Utility Authority Revenue 0%,
10/1/19 (FGIC Insured) ................      AAA          1,385       645,701

Tahoe-Truckee Unified School District
School Facilities Improvement District
1 General Obligation 5.25%, 8/1/17
(MBIA Insured) ........................      AAA          1,140     1,287,379
                                                                  -----------
                                                                   12,567,584
                                                                  -----------

COLORADO--3.7%
Jefferson County School District No.
R-0001 General Obligation Series A
5.25%, 12/15/11 (FGIC Insured) ........      AAA          2,500     2,799,275

CONNECTICUT--3.4%
Mashantucket Western Pequot Tribe
Special Revenue Series A 144A Escrowed
to Maturity 6.50%, 9/1/05(c) ..........      AAA            845       919,292


                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund


                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                        (Unaudited)      (000)       VALUE
                                         ---------       ------   -----------

CONNECTICUT--CONTINUED
Mashantucket Western Pequot Tribe
Special Revenue Series A 144A Escrowed
to Maturity 6.50%, 9/1/06(c) ..........     AAA          $  495   $   558,573

Mashantucket Western Pequot Tribe
Special Revenue Series B 144A 5.60%,
9/1/09(c) .............................     Baa(b)        1,000     1,093,570
                                                                  -----------
                                                                    2,571,435
                                                                  -----------

FLORIDA--6.9%
Dade County Florida Professional Sports
Franchise Facilities Tax Revenue 5.25%,
10/1/30 Escrowed to Maturity (MBIA
Insured) ..............................     AAA           1,000     1,083,660

Florida State Board of Education
Capital Outlay General Obligation
Series A 5.25%, 6/1/16 ................     AA+           1,250     1,345,638

Florida State Board of Education
Capital Outlay General Obligation
Series E 5.50%, 6/1/20 ................     AA+           1,500     1,655,415

Florida State Turnpike Authority
Revenue Series B 5%, 7/1/10 (AMBAC
Insured) ..............................     AAA           1,000     1,118,580
                                                                  -----------
                                                                    5,203,293
                                                                  -----------

GEORGIA--3.0%
Cartersville Development Authority
Revenue 5.625%, 5/1/09 ................     A+            2,000     2,237,320

ILLINOIS--4.6%
Chicago Board of Education Series A 6%,
1/1/20 (MBIA Insured) .................     AAA             500       589,815

Illinois Health Facilities Authority
Revenue Series C 7%, 4/1/08 (FSA
Insured) ..............................     AAA           1,100     1,239,766

Metropolitan Pier & Exposition
Authority Revenue Escrowed to Maturity
6.50%, 6/15/07 (FGIC Insured) .........     AA-              30        31,076

Northwest Water Commission Cook and
Lake Counties Water Revenue 5%, 5/1/10
(FGIC Insured) ........................     Aaa(b)        1,400     1,556,954
                                                                  -----------
                                                                    3,417,611
                                                                  -----------

KENTUCKY--7.9%
Kentucky State Turnpike Authority
Economic Development Revenue 0%, 1/1/10
(FGIC Insured) ........................     AAA           3,300     2,692,503

Louisville and Jefferson County
Metropolitan Sewer District Revenue
Series A 5.50%, 5/15/34 (MBIA Insured)      AAA           2,000     2,153,660


                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                        (Unaudited)      (000)       VALUE
                                         ---------       ------   -----------

KENTUCKY--CONTINUED
Perry County Solid Waste Disposal
Revenue 7%, 6/1/24 ....................     BBB          $1,000   $ 1,039,290
                                                                  -----------
                                                                    5,885,453
                                                                  -----------

LOUISIANA--3.6%
Louisiana Local Government
Environmental Facilities Community
Development Authority Revenue 5.25%,
12/1/18 (AMBAC Insured) ...............     AAA           2,500     2,716,850

MASSACHUSETTS--1.4%
Massachusetts State Industrial
Financing Agency Revenue 0%, 8/1/05 ...     A+            1,100     1,065,988

MICHIGAN--5.1%
Coldwater Community Schools General
Obligation 5.625%, 5/1/15 (Q-SBLF
Guaranteed) ...........................     AAA             700       792,050

St. Johns Public Schools General
Obligation 5.10%, 5/1/25 (FGIC Q-SBLF
Insured) ..............................     AAA           1,000     1,069,190

Williamston Community School District
General Obligation 5.50%, 5/1/25 (MBIA
Q-SBLF Insured) .......................     AAA           1,725     1,935,329
                                                                  -----------
                                                                    3,796,569
                                                                  -----------

MISSISSIPPI--1.5%
Mississippi State University
Educational Building Corporation
Revenue 5.25%, 8/1/15 (MBIA Insured) ..     Aaa(b)        1,000     1,132,250

NEVADA--1.8%
Clark County General Obligation 5.375%,
6/1/15 ................................     AA            1,250     1,368,463

NEW JERSEY--4.8%
Camden County Municipal Utilities
AuthoritSewer Revenue Series B 0%,
9/1/11 (FGIC Insured) .................     AAA           3,000     2,247,870

New Jersey State Transportation Trust
Fund Authority Revenue Series B 5.25%,
6/15/15 ...............................     AAA           1,250     1,357,300
                                                                  -----------
                                                                    3,605,170
                                                                  -----------

NEW YORK--0.7%
Metropolitan Transportation Authority
Revenue Series A 5.25%, 11/15/31 (FGIC
Insured) ..............................     AAA             500       522,240


                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund


                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                        (Unaudited)      (000)       VALUE
                                         ---------       ------   -----------

NORTH CAROLINA--2.1%
North Carolina Municipal Power Agency
Revenue 6%, 1/1/09 (AMBAC Insured) ....      AAA         $1,385   $ 1,601,600

TENNESSEE--2.4%
Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue 6%, 12/1/16
(AMBAC Insured) .......................      AAA          1,500     1,820,280

TEXAS--8.4%
Canyon Independent School District
General Obligation 5.375%, 2/15/24
(PSF Guaranteed) ......................      AAA          1,170     1,230,466

Midlothian Water District General
Obligation 5.50%, 9/1/18 (FSA Insured)       AAA          1,110     1,231,756

Round Rock Independent School District
General Obligation 5.375%, 8/1/17
(PSF-Guaranteed) ......................      AAA          1,050     1,156,669

San Antonio Electric & Gas Revenue
Escrowed to Maturity 5%, 2/1/12 .......      AA+             15        16,720

Texas State Public Finance Authority
Building Revenue 6.25%, 8/1/09 (MBIA
Insured) ..............................      AAA          1,250     1,419,975

Texas State Turnpike Authority Dallas
Northway Revenue 6.50%, 1/1/09 (FGIC
Insured) ..............................      AAA          1,080     1,271,581
                                                                  -----------
                                                                    6,327,167
                                                                  -----------

VIRGINIA--4.7%
Pittsylvania County Industrial
Development Authority Revenue Series A
7.30%, 1/1/04 .........................      NR             275       275,374

Pittsylvania County Industrial
Development Authority Revenue Series A
7.45%, 1/1/09 .........................      NR           1,000     1,000,450

Upper Occoquan Regional Sewer
Authority Revenue Series A 5.15%,
7/1/20 (MBIA Insured) .................      AAA          2,000     2,225,240
                                                                  -----------
                                                                    3,501,064
                                                                  -----------


                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                        (Unaudited)      (000)       VALUE
                                         ---------       ------   -----------

WASHINGTON--2.1%
Washington State General Obligation
Series B 6%, 1/1/25 ...................      AA+         $  420   $   470,639

Washington State General Obligation
Series E 5%, 7/1/13 (FSA Insured) .....      AAA          1,000     1,063,850
                                                                  -----------
                                                                    1,534,489
                                                                  -----------

WEST VIRGINIA--2.8%
Upshur County Solid Waste Disposal
Revenue 7%, 7/15/25 ...................      BBB          2,000     2,101,680

WISCONSIN--4.0%
Wisconsin State Clean Water Revenue
Series 1 6.875%, 6/1/11 ...............      AA+            750       908,333

Wisconsin State Health and Educational
Facilities Authority Revenue 5%,
8/15/18 (Radian Insured) ..............      AA           2,000     2,046,520
                                                                  -----------
                                                                    2,954,853
                                                                  -----------

--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $66,749,417)                                      72,481,612
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.7%
(IDENTIFIED COST $66,749,417)                                      72,481,612
--------------------------------------------------------------------------------


SHORT-TERM OBLIGATIONS--2.1%

COMMERCIAL PAPER--2.1%
Motiva Enterprises LLC 1.02%, 12/1/03 .      A-1          1,615     1,615,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,615,000)                                        1,615,000
--------------------------------------------------------------------------------


TOTAL INVESTMENTS--98.8%
(IDENTIFIED COST $68,364,417)                                      74,096,612(a)

Other assets and liabilities, net--1.2%                               877,906
                                                                  -----------
NET ASSETS--100.0%                                                $74,974,518
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,761,836 and gross depreciation of $12,765 for federal income tax purposes. At November 30, 2003, the aggregate cost of securities for federal income tax purposes was $68,347,541.
(b) As rated by Moody's or Fitch.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, these securities amounted to a value of $2,571,435 or 3.4% of net assets.
(d) All or a portion segregated as collateral for futures contracts.

    At November 30, 2003, 63.1% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 20.1% and MBIA, 21.7%.


                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2003

ASSETS
Investment securities at value
   (Identified cost $68,364,417)                                    $74,096,612
Cash                                                                     47,304
Receivables
   Interest                                                           1,069,548
   Variation margin for futures contracts                                27,187
   Fund shares sold                                                       5,871
Prepaid expense                                                           1,467
                                                                    -----------
     Total assets                                                    75,247,989
                                                                    -----------
LIABILITIES
Payables
   Fund shares repurchased                                               55,802
   Dividend distributions                                                94,724
   Investment advisory fee                                               27,674
   Transfer agent fee                                                    19,029
   Distribution and service fees                                         17,818
   Financial agent fee                                                    7,198
   Trustees' fee                                                          2,209
Accrued expenses                                                         49,017
                                                                    -----------
     Total liabilities                                                  273,471
                                                                    -----------
NET ASSETS                                                          $74,974,518
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $68,725,439
Distributions in excess of net investment income                        (13,980)
Accumulated net realized gain                                           690,411
Net unrealized appreciation                                           5,572,648
                                                                    -----------
NET ASSETS                                                          $74,974,518
                                                                    ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $71,083,279)                   6,352,207
Net asset value per share                                                $11.19
Offering price per share $11.19/(1-4.75%)                                $11.75

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,891,239)                      345,610
Net asset value and offering price per share                             $11.26



                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2003

INVESTMENT INCOME
Interest                                                             $3,751,051
                                                                     ----------
     Total investment income                                          3,751,051
                                                                     ----------
EXPENSES
Investment advisory fee                                                 358,397
Service fees, Class A                                                   187,645
Distribution and service fees, Class B                                   45,859
Financial agent fee                                                      87,936
Transfer agent fee                                                       89,649
Professional                                                             35,018
Registration                                                             33,990
Trustees                                                                 30,438
Printing                                                                 16,992
Custodian                                                                13,550
Miscellaneous                                                            21,577
                                                                     ----------
     Total expenses                                                     921,051
                                                                     ----------
NET INVESTMENT INCOME                                                 2,830,000
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         670,128
Net realized gain on futures                                            139,570
Net change in unrealized appreciation (depreciation) on
   investments                                                        1,085,769
Net change in unrealized appreciation (depreciation) on futures        (159,547)
                                                                     ----------
NET GAIN ON INVESTMENTS                                               1,735,920
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $4,565,920
                                                                     ==========


                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended     Year Ended
                                                                                               11/30/03       11/30/02
                                                                                             -----------    -----------
FROM OPERATIONS
   Net investment income (loss)                                                             $  2,830,000   $  3,209,221
   Net realized gain (loss)                                                                      809,698        967,054
   Net change in unrealized appreciation (depreciation)                                          926,222         49,393
                                                                                            ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 4,565,920      4,225,668
                                                                                            ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (2,660,638)    (3,231,097)
   Net investment income, Class B                                                               (128,235)      (173,427)
                                                                                            ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (2,788,873)    (3,404,524)
                                                                                            ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,032,502 and 1,263,374 shares, respectively)               11,538,613     13,838,354
   Net asset value of shares issued from reinvestment of distributions
     (147,595 and 173,812 shares, respectively)                                                1,648,571      1,888,080
   Cost of shares repurchased (1,676,113 and 1,629,278 shares, respectively)                 (18,706,172)   (17,825,011)
                                                                                            ------------   ------------
Total                                                                                         (5,518,988)    (2,098,577)
                                                                                            ------------   ------------
CLASS B
   Proceeds from sales of shares (48,578 and 162,482 shares, respectively)                       542,792      1,791,866
   Net asset value of shares issued from reinvestment of distributions
     (6,365 and 8,605 shares, respectively)                                                       71,515         94,075
   Cost of shares repurchased (198,591 and 151,852 shares, respectively)                      (2,229,940)    (1,662,725)
                                                                                            ------------   ------------
Total                                                                                         (1,615,633)       223,216
                                                                                            ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (7,134,621)    (1,875,361)
                                                                                            ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      (5,357,574)    (1,054,217)

NET ASSETS
   Beginning of period                                                                        80,332,092     81,386,309
                                                                                            ------------   ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
     ($13,980) AND ($53,506), RESPECTIVELY]                                                 $ 74,974,518   $ 80,332,092
                                                                                            ============   ============

                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                          CLASS A
                                                                  --------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                  --------------------------------------------------------
                                                                   2003        2002(3)     2001        2000         1999
Net asset value, beginning of period                              $10.94      $10.83      $10.52      $10.29       $11.21
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.40        0.44        0.48        0.57         0.52
   Net realized and unrealized gain (loss)                          0.24        0.13        0.35        0.16        (0.92)
                                                                  ------      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.64        0.57        0.83        0.73        (0.40)
                                                                  ------      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.39)      (0.46)      (0.52)      (0.50)       (0.52)
                                                                  ------      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.39)      (0.46)      (0.52)      (0.50)       (0.52)
                                                                  ------      ------      ------      ------       ------
Change in net asset value                                           0.25        0.11        0.31        0.23        (0.92)
                                                                  ------      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $11.19      $10.94      $10.83      $10.52       $10.29
                                                                  ======      ======      ======      ======       ======
Total return(1)                                                     5.96%       5.38%       8.09%       7.25%       (3.66)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $71,083     $74,945     $76,268     $78,878      $88,770

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.11%       1.09%       1.11%(2)    1.12%        1.01 %
   Net investment income                                            3.60%       4.02%       4.37%       5.54%        4.25 %
Portfolio turnover                                                    19%         41%         28%         12%          18 %


                                                                                          CLASS B
                                                                  --------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                                  --------------------------------------------------------
                                                                   2003        2002(3)     2001        2000         1999
Net asset value, beginning of period                              $11.01      $10.89      $10.56      $10.34       $11.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.33        0.36        0.39        0.50         0.45
   Net realized and unrealized gain (loss)                          0.23        0.14        0.37        0.15        (0.93)
                                                                  ------      ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.56        0.50        0.76        0.65        (0.48)
                                                                  ------      ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.31)      (0.38)      (0.43)      (0.43)       (0.43)
                                                                  ------      ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.31)      (0.38)      (0.43)      (0.43)       (0.43)
                                                                  ------      ------      ------      ------       ------
Change in net asset value                                           0.25        0.12        0.33        0.22        (0.91)
                                                                  ------      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $11.26      $11.01      $10.89      $10.56       $10.34
                                                                  ======      ======      ======      ======       ======
Total return(1)                                                     5.15%       4.62%       7.35%       6.41%       (4.35)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,891      $5,387      $5,118      $4,870       $5,651

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.86%       1.84%       1.86%(2)    1.87%        1.76 %
   Net investment income                                            2.85%       3.26%       3.62%       4.77%        3.51 %
Portfolio turnover                                                    19%         41%         28%         12%          18 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class B. There was no net effect for Class A. There was no net effect on net investment income (loss) per share or net realized and unrealized gain
    (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003


1. ORGANIZATION

   Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Currently four Funds are offered for sale (each a "Fund"). The International Fund is diversified and has an investment objective of high total return consistent with reasonable risk. The Real Estate Securities Fund is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund is non-diversified and has an investment objective of high current income and a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund is diversified and has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital.

   Each Fund offers Class A and Class B shares. International Fund, Real Estate Securities Fund and Emerging Markets Bond Fund also offer Class C shares. Class A shares of International Fund and Real Estate Securities Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of the Emerging Markets Bond Fund and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. As required, some investments are valued at fair value as determined in good faith by or under the direction of the Trustees.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


C. REIT INVESTMENTS:

   With respect to the Real Estate Securities Fund, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.


D. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.


E. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (CONTINUED)


F. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.


G. FORWARD CURRENCY CONTRACTS:

   The International Fund and the Emerging Markets Bond Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.


H. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

I. OPTIONS:

   The Trust (with the exception of the Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Trust may purchase options which are included in the Trust's Schedules of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At November 30, 2003, the Trust had no options outstanding.

J. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

K. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Trust (with the exception of the Real Estate Securities Fund and the International Fund) may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

L. SWAP AGREEMENTS:

   The Emerging Market Bond Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (CONTINUED)

exchange by the Fund with another party of their respective commitments to pay or receive interest or foreign currency, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Fund's custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

   At November 30, 2003, the Emerging Markets Bond Fund had the following credit default swap agreements outstanding:

                                                                Unrealized
                                                               Appreciation
Notional Amount                                               (Depreciation)
---------------                                                ------------

$1,000,000   Agreement with Deutsche Bank dated February 27,
             2002, terminating on March 4, 2005, to pay
             0.90% per year times the notional amount. The
             Fund receives only upon a default event in the
             Federation of Malaysia, the notional amount
             times the difference between the reference
             amount and the then market value of Federation
             of Malaysia 8.75% bond due June 01, 2009.           $  (9,116)


$1,000,000   Agreement with Deutsche Bank dated February 27,
             2002, terminating on March 4, 2007, to pay
             0.60% per year times the notional amount. The
             Fund receives only upon a default event in the
             Republic of Korea, the notional amount times
             the difference between the reference amount and
             the then market value of Republic of Korea
             8.875% bond due April 15, 2008.                     $     488

$1,000,000    Agreement with Deutsche Bank dated January 13,
              2003, terminating on January 14, 2006, to pay
              7.75% per year times the notional amount. The
              Fund receives only upon a default event in the
              Republic of Turkey, the notional amount times
              the difference between the reference amount
              and the then market value of Republic of
              Turkey 11.875% bond due January 15, 2030.          $(102,146)


                                                                Unrealized
                                                               Appreciation
Notional Amount                                               (Depreciation)
---------------                                                ------------

$1,000,000    Agreement with Deutsche Bank dated March 20,
              2003, terminating on March 21, 2006, to pay
              2.90% per year times the notional amount. The
              Fund receives only upon a default event in the
              Russian Federation, the notional amount times
              the difference between the reference amount
              and the then market value of Russian
              Federation 5% bond due March 31, 2030.             $ (32,261)

$1,000,000    Agreement with Deutsche Bank dated June 18,
              2003, terminating on June 19, 2006, to pay
              3.40% per year times the notional amount. The
              Fund receives only upon a default event in the
              Republic of Philippines, the notional amount
              times the difference between the reference
              amount and the then market value of Republic
              of Philippines 8.875% bond due April 15, 2008.     $  12,660

$1,000,000   Agreement with Deutsche Bank dated June 18,
             2003, terminating on June 19, 2006, to pay
             4.15% per year times the notional amount. The
             Fund receives only upon a default event in the
             the Republic of Colombia, the notional amount
             times the difference between the reference
             amount and the then market value of Republic of
             Colombia 8.625% bond due April 1, 2008.             $ (21,591)
                                                                 ---------
                                                                 $(151,966)
                                                                 =========


   At November 30, 2003, the Emerging Markets Bond Fund had the following interest rate swap agreements outstanding:

$2,000,000    Agreement with Deutsche Bank terminating on
              April 17, 2006, to pay interest at 2.535% in
              exchange for receipt of 1.17% (3 month LIBOR
              at November 30, 2003) on $2,000,000.                $  2,033

$2,000,000    Agreement with Deutsche Bank terminating on
              April 7, 2013, to pay interest at 4.39% in
              exchange for receipt of 1.17% (3 month LIBOR
              at November 30, 2003) on $2,000,000.                $ 38,609


$2,000,000    Agreement with Deutsche Bank terminating on
              June 23, 2010, to pay interest at 3.1525% in
              exchange for receipt of 1.17% (3 month LIBOR
              at November 30, 2003) on $2,000,000.                $115,942


$2,000,000    Agreement with Deutsche Bank terminating on
              September 30, 2013, to pay interest at 4.46%
              in exchange for receipt of 1.17% (3 month
              LIBOR at November 30, 2003) on $2,000,000.          $ 38,944
                                                                  --------
                                                                  $195,528
                                                                  ========

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (CONTINUED)


M. LOAN AGREEMENTS:

   The Emerging Markets Bond Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At November 30, 2003, the Fund had no loan agreements outstanding.


N. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which greatest percentage of company revenue is generated.


3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., ("PIC") an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and Duff & Phelps Investment Management Co. ("DPIM"), an indirect wholly-owned subsidiary of PNX, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                              1st          $1-2        $2 +
                                          $1 Billion     Billion     Billion
                                          ----------     -------     -------
International Fund ...................      0.75%          0.70%      0.65%
Real Estate Securities Fund ..........      0.75%          0.70%      0.65%
Emerging Markets Bond Fund ...........      0.75%          0.70%      0.65%
Tax-Exempt Bond Fund .................      0.45%          0.40%      0.35%

   DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2004, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B and Class C shares.

   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the International Fund. Aberdeen is a subsidiary of Aberdeen Asset Management plc of which PNX owns approximately 16%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares. PEPCO has advised the Trust that it retained net selling commissions and deferred sales charges for the period ended November 30, 2003, as follows:

                                  Class A          Class B            Class C
                                Net Selling        Deferred           Deferred
                                Commissions      Sales Charges     Sales Charges
                                -----------      -------------     -------------
International Fund ...........    $  3,399         $ 40,264           $  324
Real Estate Securities Fund ..     116,772           62,995            1,540
Emerging Markets Bond Fund ...       3,432          129,194              595
Tax-Exempt Bond Fund .........       5,258           10,289               --

   In addition to these amounts the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions:

International Fund ...............  $3,488
Real Estate Securities Fund ......   6,444
Emerging Markets Bond Fund .......   1,450
Tax-Exempt Bond Fund .............   6,677

   In addition, each Fund pays PEPCO distribution and service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. The Distributor has advised the Trust that the total amount expensed for the period ended November 30, 2003, is as follows:

                              Distribution     Distribution      Distribution
                             and/or Service   and/or Service    and/or Service
                                  Fees         Fees Paid to     Fees Paid to
                              Retained by      Unaffiliated     W. S. Griffith
                              Distributor      Participants     Securities, Inc.
                             --------------   --------------    ----------------
International Fund ........     $ 74,530         $116,292           $17,598
Real Estate Securities Fund      397,032          224,612             6,806
Emerging Markets Bond Fund       400,476          197,408             5,270
Tax-Exempt Bond Fund ......       53,253          156,728            23,523

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (CONTINUED)

and related services provided by PFPC Inc. (subagent to PEPCO) plus (2) the documented cost to PEPCO to provide tax services and oversight of subagent's performance. For the period ended November 30, 2003, the Trust paid PEPCO $399,853. Effective January 1, 2003, the fee schedule of PFPC Inc., ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended November 30, 2003, transfer agent fees were $777,188 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                               Transfer Agent
                                                                Fee Retained
                                                               --------------
International Fund .......................................        $109,755
Real Estate Securities Fund ..............................          87,849
Emerging Markets Bond Fund ...............................          30,389
Tax-Exempt Bond Fund .....................................          26,815

   At November 30, 2003, PNX and affiliates held shares of the Trust which aggregated the following:
                                                               Aggregate
                                                               Net Asset
                                                Shares           Value
                                                -------       -----------
International Fund
        --Class C .........................      10,278       $    77,496
Real Estate Securities Fund
        --Class A .........................     652,864        13,116,038
        --Class B .........................       2,457            48,919
        --Class C .........................       5,632           113,034
Tax-Exempt Bond Fund
        --Class A .........................     204,428         2,287,549


4. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities during the period ended November 30, 2003, (excluding short-term securities, options, futures contracts, forward currency contracts, loan agreements and swaps) aggregated the following:

                                                  Purchases         Sales
                                                 ------------    ------------
International Fund ..........................    $ 21,401,306    $ 29,295,901
Real Estate Securities Fund .................     200,214,500      25,136,122
Emerging Markets Bond Fund ..................     378,482,852     391,240,126
Tax-Exempt Bond Fund ........................      14,483,271      18,500,493

   There were no purchases or sales of long-term U.S. Government securities.

   Written option activity during the period ended November 30, 2003, for the Emerging Markets Bond Fund aggregated the following:


                                                    Number of        Amount of
                                                Option Contracts      Premium
                                                ----------------     ---------
Option contracts outstanding at
  November 30, 2002 ........................           600           $ 165,009
Option contracts written ...................           200              31,000
Option contracts sold ......................            --                  --
Option contracts exercised .................          (200)            (45,562)
Option contracts expired ...................          (600)           (150,447)
                                                      ----           ---------
Option contracts outstanding at
  November 30, 2003 ........................            --           $      --
                                                      ====           =========

5. FUTURES CONTRACTS

   At November 30, 2003, the Tax-Exempt Bond Fund had entered into futures contracts as follows:


                                                      Value of                            Net
                                        Number       Contracts          Market          Unrealized
                      Expiration         of             when           Value of        Appreciation
Description               Date        Contracts        Opened          Contracts      (Depreciation)
-----------           -----------     ---------      ---------         ---------      --------------
Ten Year U.S.
   Treasury
   Notes              Dec. '03            10        $(1,090,156)      $(1,124,062)       $ (33,906)
Twenty Year
   U.S. Treasury
   Bonds              Dec. '03            22         (2,278,547)       (2,404,188)        (125,641)
                                        ------      -----------       -----------        ---------
                                          32        $(3,368,703)      $(3,528,250)       $(159,547)
                                        ======      ===========       ===========        =========

6. FORWARD CURRENCY CONTRACTS

   As of November 30, 2003, the Emerging Markets Bond Fund had entered into the following forward currency contracts which contractually obligate the Fund to receive currency at the specified date:

                                                                       Net
                                                                   Unrealized
                                        Settlement                Appreciation
Contract to Receive   In Exchange for      Date        Value      (Depreciation)
-----------------     ----------------  ----------  ------------  --------------
USD $2,375,880        EUR 2,000,000      12/22/03   $(2,397,795)     $(21,915)


USD               United States Dollar
EUR               Euro

7. CREDIT RISK AND ASSET CONCENTRATION

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (CONTINUED)

the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

8. OTHER

   At November 30, 2003, Real Estate Securities Fund had one omnibus shareholder account, comprised of several individual shareholders, which individually amounted to 21.7% of the total shares outstanding. The account is not affiliated with PNX.

   On May 21, 2003, the Board of Trustees of the Trust voted to liquidate Tax Sensitive Growth Fund. On July 25, 2003, this Fund was liquidated at its net asset value. Upon liquidation, net proceeds received were distributed to the shareholders.

9. FEDERAL INCOME TAX INFORMATION

   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                             Expiration Year
                        -------------------------------------------------------
                           2005             2006          2007         2008
                        -----------      ----------     --------    -----------
International Fund ..            --              --        --                --
Emerging Markets
   Bond Fund ........   $15,662,333      $4,141,783        --       $15,783,427


                                             Expiration Year
                        -------------------------------------------------------
                           2009             2010          2011         Total
                        -----------      ----------    ----------   -----------
International Fund ..   $18,050,013      $11,155,422   $8,054,548   $37,259,983
Emerging Markets
   Bond Fund ........     5,098,571               --           --    40,686,114

   The Trust may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

   The following Funds utilized losses deferred in prior years against current year capital gains as follows:

   Emerging Markets Bond Fund .................  $14,884,095
   Tax-Exempt Bond Fund .......................      123,108

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of the following:

                                                               Undistributed
                                             Undistributed       long-term
                                            ordinary income    capital gains
                                            ---------------    -------------
International Fund                             $1,233,944               --
Real Estate Securities Fund                     1,699,433       $1,822,298
Emerging Markets Bond Fund                        173,798               --
Tax-Exempt Bond Fund                                   --          530,865

   For the fiscal year ended November 30, 2003, the Tax-Exempt Bond Fund distributed $2,746,252 of exempt-interest dividends.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of November 30, 2003, the following Funds recorded reclassifications to increase (decrease) the accounts listed below:


                                   Capital paid in     Undistributed     Accumulated
                                    on shares of       net investment    net realized
                                 beneficial interest   income (loss)     gain (loss)
                                 -------------------   -------------     ------------
International Fund ............            --            $(40,159)       $    40,159
Real Estate Securities Fund ...      $    (93)                 93                 --
Emerging Markets Bond Fund ....       278,925             900,426         (1,179,351)
Tax-Exempt Bond Fund ..........        (2,220)             (1,601)             3,821


11. PROXY VOTING PROCEDURES

   The advisers and subadvisers to each of the Phoenix Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Boards of Trustees of the Fund. You may obtain a copy of these procedures, free of charge, by calling "toll-free" 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003 (CONTINUED)


--------------------------------------------------------------------------------

                             TAX NOTICE (UNAUDITED)

   For federal income tax purposes, 98.65% of the income dividends paid by the Tax-Exempt Bond Fund qualify as exempt-interest dividends.

   Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 100% of the ordinary income dividends distributed by the International Fund and applicable to qualifying dividends received after January 1, 2003, will qualify for the lower tax rate. This Fund plans to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.

   For the fiscal year ended November 30, 2003, the following Funds designated long-term capital gains dividends:

   Real Estate Securities Fund ................................... $1,822,298
   Tax-Exempt Bond Fund ..........................................    531,572

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

[LOGO OMITTED]
PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix Multi-Portfolio Fund


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund and Phoenix-Goodwin Tax-Exempt Bond Fund (constituting Phoenix Multi-Portfolio Fund, hereafter referred to as the "Trust") at November 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.







/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
January 19, 2003

FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES



                                                NUMBER OF
                                              PORTFOLIOS IN
                                              FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS              LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
    AND DATE OF BIRTH           TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway              Served since       35         Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
  Rittenhouse Advisors, LLC     1993.                         Trustee/Director, Realty Foundation of New York (1972-present), Josiah
  101 Park Avenue                                             Macy, Jr., Foundation (1975-present), Pace University (1978-present),
  New York, NY 10178                                          New York Housing Partnership Development Corp. (Chairman)
  DOB: 8/2/29                                                 (1981-present), Greater New York Councils, Boy Scouts of America
                                                              (1985-present), The Academy of Political Science (Vice Chairman)
                                                              (1985-present), Urstadt Biddle Property Corp. (1989-present).
                                                              Chairman, Metropolitan Transportation Authority (1992-2001). Director,
                                                              Trism, Inc. (1994-2001), Consolidated Edison Company of New York, Inc.
                                                              (1970-2002), Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                              Insurance Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                              BlackRock Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                              (1990-2000), Accuhealth (1994-2002), The Harlem Youth Development
                                                              Foundation (1998-2002).
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne           Served since       35         Currently retired.
  The Flat, Elmore Court        1993.
  Elmore, GL05, GL2 3NT
  U.K.
  DOB: 8/9/29
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries           Served since       28         Director, The Empire District Electric Company (1984-present).
  8477 Bay Colony Dr. #902      1995.                         Director (1989-1997), Chairman of the Board (1993-1997), Phoenix
  Naples, FL 34108                                            Investment Partners, Ltd.
  DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr.              Served since       25         Partner, Stonington Partners, Inc. (private equity fund) since 2001.
  Stonington Partners, Inc.     1987.                         Chairman (1995 to 2000) and Chief Executive Officer (1995-1998),
  736 Market Street, Ste. 1430                                Carson Products Company (cosmetics). Director/Trustee, Evergreen Funds
  Chattanooga, TN 37402                                       (six portfolios).
  DOB: 2/14/39
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara         Served since       35         Managing Director, U.S. Trust Company of New York (private bank)
  U.S. Trust Company of         2001.                         (1982-present).
  New York
  11 West 54th Street
  New York, NY 10019
  DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES


                                                NUMBER OF
                                              PORTFOLIOS IN
                                              FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS              LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
    AND DATE OF BIRTH           TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris             Served since       35         Currently retired, Vice President, W.H. Reaves and Company (investment
  164 Laird Road                1995.                         management) (1993-2003).
  Colts Neck, NJ 07722
  DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson           Served since       25         Managing Director, Northway Management Company (1998-present).
  Northway Management Company   1993.                         Managing Director, Mullin Associates (1993-1998).
  164 Mason Street
  Greenwich, CT 06830
  DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr.        Served since       25         Director, UST, Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street               1995.                         Compuware (1996-present) and WWF, Inc. (2000-present). President, The
  Alexandria, VA 22314                                        Trust for America's Health (non-profit) (2001-present). Director, Duty
  DOB: 5/16/31                                                Free International, Inc. (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES


     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.



                                                NUMBER OF
      NAME, ADDRESS                           PORTFOLIOS IN
    AND DATE OF BIRTH                         FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
     AND POSITION(S)             LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
        WITH TRUST              TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   *Marilyn E. LaMarche         Served since       28         Limited Managing Director, Lazard Freres & Co. LLC (1983-present).
    Lazard Freres & Co. LLC     2002.                         Director, The Phoenix Companies, Inc. (2001-present) and Phoenix Life
    30 Rockefeller Plaza,                                     Insurance Company (1989-present).
    59th Floor
    New York, NY 10020
    DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
  **Philip R. McLoughlin        Served since       45         Consultant, Phoenix Investment Partners Ltd. (2002-present). Director,
    DOB: 10/23/46               1989.                         PXRE Corporation (Delaware) (1985-present), World Trust Fund
                                                              (1991-present). Chairman (1997-2002), Director (1995-2002), Vice
    Chairman and President                                    Chairman (1995-1997) and Chief Executive Officer (1995-2002), Phoenix
                                                              Investment Partners, Ltd. Director and Executive Vice President, The
                                                              Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and
                                                              Executive Vice President, Investments (1987-2002), Phoenix Life
                                                              Insurance Company. Director (1983-2002) and Chairman (1995-2002),
                                                              Phoenix Investment Counsel, Inc. Director (1982-2002) and President
                                                              (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                              President, Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                              (2001-2002) and President (April 2002-September 2002), Phoenix
                                                              Investment Management Company. Director and Executive Vice President,
                                                              Phoenix Life and Annuity Company (1996-2002). Director (1995-2000) and
                                                              Executive Vice President (1994-2002), PHL Variable Insurance Company.
                                                              Director, Phoenix National Trust Holding Company (2001-2002). Director
                                                              (1985-2002) and Vice President (1986-2002), PM Holdings, Inc.
                                                              Director, W.S. Griffith Associates, Inc. (1995-2002). Director
                                                              (1992-2002) and President (1993-1994), W.S. Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 ***James M. Oates              Served since       30         Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets,
    Hudson Castle Group, Inc.   1987.                         Inc.) (financial services) (1997-present). Managing Director, Wydown
    c/o Northeast Investment                                  Group (consulting firm) (1994-present). Director, Investors Financial
    Management, Inc.                                          Service Corporation (1995-present), Investors Bank & Trust Corporation
    50 Congress Street                                        (1995-present), Plymouth Rubber Co. (1995-present), Stifel Financial
    Suite 1000                                                (1996-present), Connecticut River Bank (1998-present), New Hampshire
    Boston, MA 02109                                          Charitable Foundation (2001-present), Trust Co. of New Hampshire
    DOB: 5/31/46                                              (2002-present). Director and Treasurer, Endowment for Health, Inc.
                                                              (2000-present). Chairman, Emerson Investment Management, Inc.
                                                              (2000-present), Vice Chairman, Massachusetts Housing Partnership
                                                              (1998-1999). Director, Blue Cross and Blue Shield of New Hampshire
                                                              (1994-1999), AIB Govett Funds (1991-2000), Command Systems, Inc.
                                                              (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001), 1Mind,
                                                              Inc. (1999-2001), 1Mind.com (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

  *Ms. LaMarche is an "interested person," as defined in the Investment Company
   Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
 **Mr. McLoughlin is an "interested person," as defined in the Investment
   Company Act of 1940, by reason of his relationship with Phoenix Investment Partners, Ltd. and its affiliates.
***Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group, Inc. and The Phoenix Companies, Inc. and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                             POSITION(S) HELD WITH                              PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS           TRUST AND LENGTH OF                                 DURING PAST 5 YEARS
    AND DATE OF BIRTH             TIME SERVED                           AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  William R. Moyer           Executive Vice President        Executive Vice President (1999-present) Senior Vice President
  DOB: 8/16/44               since 1991.                     (1995-1999), Chief Financial Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1998-present), Executive Vice
                                                             President, Chief Financial Officer and Treasurer (2000-present),
                                                             Senior Vice President and Chief Financial Officer (1996-2000), Phoenix
                                                             Equity Planning Corporation. Director (1998-present), Senior Vice
                                                             President, Chief Financial Officer and Treasurer (1996-present),
                                                             Phoenix Investment Counsel, Inc. Director (2000-present), Executive
                                                             Vice President (2000-present), Treasurer (1996-present), Senior Vice
                                                             President (2000-2002), Duff & Phelps Investment Management Co.
                                                             Executive Vice President, Phoenix Fund Complex (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  John F. Sharry             Executive Vice President        Executive Vice President, Phoenix Investment Partners, Ltd.
  DOB: 3/28/52               since 1998.                     (1998-present), President, Phoenix Equity Planning Corporation
                                                             (2000-present). Executive Vice President, Phoenix Fund Complex
                                                             (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss           Treasurer since 1994.           Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
  DOB: 11/24/52                                              Assistant Treasurer (2001-present), Phoenix Equity Planning
                                                             Corporation. Treasurer, Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth           Secretary since 2002.           Vice President and Insurance and Investment Products Counsel
  One American Row                                           (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
  Hartford, CT 06102                                         Director (2003-present), President (2003-present), Assistant Secretary
  DOB: 11/14/58                                              (2002-present), Phoenix Variable Advisors, Inc. Secretary
                                                             (2002-present), Chief Legal Officer (2003-present), Phoenix Fund
                                                             Complex.
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Real Estate Securities Fund)
55 East Monroe Street, Suite 3600
Chicago, IL 60603



PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIANS
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Brown Brothers Harriman & Co.
(Phoenix-Aberdeen International Fund)
40 Water Street
Boston, MA 02109

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

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                       This page intentionally left blank.

                                                                   PRESORTED
                                                                   STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 Louisville, KY
                                                                Permit No. 1051


Phoenix Equity Planning Corporation
P.O. Box 150480
Hartford, CT 06115-0480

[LOGO OMITTED]   PHOENIX
                 INVESTMENT PARTNERS, LTD.
                 A MEMBER OF THE PHOENIX COMPANIES, INC.


For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.


PXP 490 (1/04)

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.



    (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.



    (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 10. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)    Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Phoenix Multi-Portfolio Fund
             -------------------------------------------------------------

By (Signature and Title)*  /s/ PHILIP R. MCLOUGHLIN
                         -------------------------------------------------
                          Philip R. McLoughlin, Chairman
                          (principal executive officer)


Date              February 5, 2004
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ PHILIP R. MCLOUGHLIN
                         -------------------------------------------------
                           Philip R. McLoughlin, Chairman
                           (principal executive officer)


Date              February 5, 2004
    ----------------------------------------------------------------------


By (Signature and Title)*  /s/ NANCY G. CURTISS
                         -------------------------------------------------
                           Nancy G. Curtiss, Treasurer
                           (principal financial officer)


Date              February 5, 2004
    ----------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.